                                                                     EXHIBIT 4.2

================================================================================



                           LIFE FINANCIAL CORPORATION


                         _____________________________

                                   INDENTURE

                          DATED AS OF _________, 1997

                         _____________________________



                      STATE STREET BANK AND TRUST COMPANY

                                   AS TRUSTEE



                         _____________________________



                   JUNIOR CONVERTIBLE SUBORDINATED DEBENTURES



===========================================================================

                                   TIE-SHEET

of provisions of Trust Indenture Act of 1939 with Indenture dated as of __________, 1997 between LIFE Financial Corporation and ____________________, as Trustee:

ACT SECTION                                                                           INDENTURE SECTION
310(a)(1).............................................................................        6.9
(a)(2)................................................................................        6.9
310(a)(3).............................................................................        N/A
(a)(4)................................................................................        N/A
310(a)(5).............................................................................     6.10, 6.11
310(b)................................................................................        N/A
310(c)................................................................................        6.13
311(a) and (b)........................................................................        N/A
311(c)................................................................................     4.1,4.2(a)
312(a)................................................................................        4.2
312(b) and (c)........................................................................        4.4
313(a)................................................................................        4.4
313(b)(1).............................................................................        4.4
313(b)(2).............................................................................        4.4
313(c)................................................................................        4.4
313(d)................................................................................        4.4
314(a)................................................................................        4.3
314(b)................................................................................        N/A
314(c)(1) and (2).....................................................................        6.7
314(c)(3).............................................................................        N/A
314(d)................................................................................        N/A
314(e)................................................................................        6.7
314(f)................................................................................        N/A
315(a)(c) and (d).....................................................................        6.1
315(b)................................................................................        5.8
315(e)................................................................................        5.9
316(a)(1).............................................................................        5.7
316(a)(2).............................................................................        N/A
316(a) last sentence..................................................................        2.9
316(b)................................................................................        9.2
317(a)................................................................................        5.5
317(b)................................................................................        6.5
318(a)................................................................................       13.8


THIS TIE-SHEET IS NOT PART OF THE INDENTURE AS EXECUTED.

                               TABLE OF CONTENTS

ARTICLE I - DEFINITIONS.............................................................................        1
     SECTION 1.1      Definitions...................................................................        1

ARTICLE II - SECURITIES.............................................................................        8
     SECTION 2.1.     Forms Generally...............................................................        8
     SECTION 2.2.     Execution and Authentication..................................................        8
     SECTION 2.3.     Form and Payment..............................................................        9
     SECTION 2.4.     Global Security...............................................................        9
     SECTION 2.5.     Interest......................................................................       10
     SECTION 2.6.     Transfer and Exchange.........................................................       11
     SECTION 2.7.     Replacement Securities........................................................       11
     SECTION 2.8.     [Intentionally Omitted].......................................................       12
     SECTION 2.9.     Temporary Securities..........................................................       12
     SECTION 2.10.    Cancellation..................................................................       12
     SECTION 2.11.    Defaulted Interest............................................................       12
     SECTION 2.12.    CUSIP Numbers.................................................................       13

ARTICLE III - PARTICULAR COVENANTS OF THE COMPANY...................................................       13
     SECTION 3.1.     Payment of Principal, Premium and Interest....................................       13
     SECTION 3.2.     Offices for Notices and Payments, Etc.........................................       14
     SECTION 3.3.     Appointments to Fill Vacancies in Trustee's Office............................       14
     SECTION 3.4.     Provision as to Paying Agent..................................................       14
     SECTION 3.5.     Certificate to Trustee........................................................       15
     SECTION 3.6.     Compliance with Consolidation Provisions......................................       15
     SECTION 3.7.     Limitation on Dividends.......................................................       15
     SECTION 3.8.     Covenants as to LFC Trust.....................................................       16
     SECTION 3.9.     Payment of Expenses...........................................................       16
     SECTION 3.10.    Payment Upon Resignation or Removal...........................................       17

ARTICLE IV - SECURITYHOLDERS' LISTS AND REPORTS BY THE
                      COMPANY AND THE TRUSTEE.......................................................       17
     SECTION 4.1.     Securityholders' Lists........................................................       17
     SECTION 4.2.     Preservation and Disclosure of Lists..........................................       18
     SECTION 4.3.     Reports by Company............................................................       19
     SECTION 4.4.     Reports by the Trustee........................................................       19

ARTICLE V - REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                      ON EVENT OF DEFAULT...........................................................       20
     SECTION 5.1.     Events of Default.............................................................       20
     SECTION 5.2.     Payment of Securities on Default; Suit Therefor...............................       21
     SECTION 5.3.     Application of Moneys Collected by Trustee....................................       23

     SECTION 5.4.     Proceedings by Securityholders...............................................        23
     SECTION 5.5.     Proceedings by Trustee.......................................................        24
     SECTION 5.6.     Remedies Cumulative and Continuing...........................................        24
     SECTION 5.7.     Direction of Proceedings and Waiver of Defaults
                      by Majority of Securityholders...............................................        24
     SECTION 5.8.     Notice of Defaults...........................................................        25
     SECTION 5.9.     Undertaking to Pay Costs.....................................................        25

ARTICLE VI - CONCERNING THE TRUSTEE................................................................        25
     SECTION 6.1.     Duties and Responsibilities of Trustee.......................................        25
     SECTION 6.2.     Reliance on Documents, Opinions, Etc.........................................        26
     SECTION 6.3.     No Responsibility for Recitals, Etc..........................................        27
     SECTION 6.4.     Trustee, Authenticating Agent, Paying Agents, Transfer
                      Agents or Registrar May Own Securities.......................................        27
     SECTION 6.5.     Moneys to be Held in Trust...................................................        28
     SECTION 6.6.     Compensation and Expenses of Trustee.........................................        28
     SECTION 6.7.     Officers' Certificate as Evidence............................................        28
     SECTION 6.8.     Conflicting Interest of Trustee..............................................        29
     SECTION 6.9.     Eligibility of Trustee.......................................................        29
     SECTION 6.10.    Resignation or Removal of Trustee............................................        29
     SECTION 6.11.    Acceptance by Successor Trustee..............................................        30
     SECTION 6.12.    Succession by Merger, Etc....................................................        31
     SECTION 6.13.    Limitation on Rights of Trustee as a Creditor................................        31
     SECTION 6.14.    Authenticating Agents........................................................        31

ARTICLE VII - CONCERNING THE SECURITYHOLDERS.......................................................        32
     SECTION 7.1.     Action by Securityholders....................................................        32
     SECTION 7.2.     Proof of Execution by Securityholders........................................        33
     SECTION 7.3.     Who Are Deemed Absolute Owners...............................................        33
     SECTION 7.4.     Securities Owned by Company Deemed Not Outstanding...........................        33
     SECTION 7.5.     Revocation of Consents; Future Holders Bound.................................        33

ARTICLE VIII - SECURITYHOLDERS' MEETINGS...........................................................        34
     SECTION 8.1.     Purposes of Meetings.........................................................        34
     SECTION 8.2.     Call of Meetings by Trustee..................................................        34
     SECTION 8.3.     Call of Meetings by Company or Securityholders...............................        34
     SECTION 8.4.     Qualifications for Voting....................................................        35
     SECTION 8.5.     Regulations..................................................................        35
     SECTION 8.6.     Voting.......................................................................        36

ARTICLE IX - AMENDMENTS............................................................................        36
     SECTION 9.1.     Without Consent of Securityholders...........................................        36
     SECTION 9.2.     With Consent of Securityholders..............................................        37

     SECTION 9.3.      Compliance with Trust Indenture Act; Effect of
                       Supplemental Indentures......................................................       38
     SECTION 9.4.      Notation on Securities.......................................................       38
     SECTION 9.5.      Evidence of Compliance of Supplemental Indenture
                       to be Furnished to the Trustee...............................................       39

ARTICLE X - CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE.......................................       39
     SECTION 10.1.     Company May Consolidate, Etc., on Certain Terms..............................       39
     SECTION 10.2.     Successor Corporation to be Substituted for Company..........................       39
     SECTION 10.3.     Opinion of Counsel to be Received by Trustee.................................       40

ARTICLE XI - SATISFACTION AND DISCHARGE OF INDENTURE................................................       40
     SECTION 11.1.     Discharge of Indenture.......................................................       40
     SECTION 11.2.     Deposited Moneys and U.S.  Government Obligations
                       to be Held in Trust by Trustee...............................................       40
     SECTION 11.3.     Paying Agent to Repay Moneys Held............................................       41
     SECTION 11.4.     Return of Unclaimed Moneys...................................................       41
     SECTION 11.5.     Defeasance Upon Deposit of Moneys or U.S.  Government
                       Obligations..................................................................       41
ARTICLE XII - IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS.......................       42
     SECTION 12.1.     Indenture and Securities Solely Corporate Obligations........................       42
ARTICLE XIII - MISCELLANEOUS PROVISIONS.............................................................       43
     SECTION 13.1.     Successors...................................................................       43
     SECTION 13.2.     Official Acts by Successor Corporation.......................................       43
     SECTION 13.3.     Surrender of Company Powers..................................................       43
     SECTION 13.4.     Addresses for Notices, Etc...................................................       43
     SECTION 13.5.     Governing Law................................................................       43
     SECTION 13.6.     Evidence of Compliance with Conditions Precedent.............................       44
     SECTION 13.7.     Business Days................................................................       44
     SECTION 13.8.     Trust Indenture Act to Control...............................................       44
     SECTION 13.9.     Table of Contents, Headings, Etc.............................................       44
     SECTION 13.10.    Execution in Counterparts....................................................       44
     SECTION 13.11.    Separability.................................................................       44
     SECTION 13.12.    Assignment...................................................................       45
     SECTION 13.13.    Acknowledgment of Rights.....................................................       45

ARTICLE XIV - PREPAYMENT OF SECURITIES -- MANDATORY AND OPTIONAL SINKING FUND.......................       45
     SECTION 14.1.     Special Event Repayment......................................................       45
     SECTION 14.2.     Optional Prepayment by Company...............................................       45
     SECTION 14.3.     No Sinking Fund..............................................................       46
     SECTION 14.4.     Notice of Prepayment; Selection of Securities................................       46
     SECTION 14.5.     Payment of Securities Called for Prepayment..................................       47
ARTICLE XV - SUBORDINATION OF SECURITIES............................................................       47
     SECTION 15.1.     Agreement to Subordinate.....................................................       47
     SECTION 15.2.     Default on Senior Indebtedness...............................................       47
     SECTION 15.3.     Liquidation; Dissolution; Bankruptcy.........................................       48
     SECTION 15.4.     Subrogation..................................................................       49
     SECTION 15.5.     Trustee to Effectuate Subordination..........................................       49
     SECTION 15.6.     Notice by the Company........................................................       50
     SECTION 15.7.     Rights of the Trustee; Holders of Senior
                       Indebtedness.................................................................       50
     SECTION 15.8.     Subordination May Not Be Impaired............................................       51

ARTICLE XVI - EXTENSION OF INTEREST PAYMENT PERIOD..................................................       51
     SECTION 16.1.     Extension of Interest Payment Period.........................................       51
     SECTION 16.2.     Notice of Extension..........................................................       52

ARTICLE XVII - CONVERSION OF SECURITIES.............................................................       52
     SECTION 17.1.     Conversion Rights............................................................       52
     SECTION 17.2.     Conversion Procedures........................................................       53
     SECTION 17.3.     Conversion Price Adjustments.................................................       55
     SECTION 17.4.     Reclassification, Consolidation, Merger or Sale
                       of Assets....................................................................       58
     SECTION 17.5.     Notice of Adjustments of Conversion Price....................................       58
     SECTION 17.6.     Prior Notice of Certain Events...............................................       58
     SECTION 17.7.     Certain Defined Terms........................................................       59
     SECTION 17.8.     Benefit Plans................................................................       60
     SECTION 17.9.     Certain Additional Rights....................................................       60
     SECTION 17.10.    Trustee Not Responsible for Determining Conversion
                       Price or Adjustments.........................................................       60
     SECTION 17.11.    Expiration of Conversion Rights..............................................       61

     THIS INDENTURE, dated as of ________, 1997, between LIFE FINANCIAL CORPORATION, a Delaware corporation (hereinafter sometimes called the "Company"), and State Street Bank and Trust Company, a Massachusetts trust company, as trustee (hereinafter sometimes called the "Trustee"),

                             W I T N E S S E T H :

     In consideration of the premises, and the purchase of the Securities by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Securities, as follows:

                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.1.     Definitions.
                      -----------

     The terms defined in this Section 1.1 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture shall have the respective meanings specified in this Section 1.1. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), or which are by reference therein defined in the Securities Act, shall (except as herein otherwise expressly provided or unless the context otherwise requires) have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed. The following terms have the meanings given to them in the Declaration: (i) Clearing Agency;
(ii) Delaware Trustee; (iii) Property Trustee; (iv) Administrator; (v) Direct Action; (vi) Underwriting Agreement; (vii) Public Offering; (viii) Distribution and (ix) Conversion Termination Date. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. Headings are used for convenience of reference only and do not affect interpretation. The singular includes the plural and vice versa.

     "Additional Interest" shall have the meaning set forth in Section 2.5(c).

     "Affiliate" means, with respect to a specified Person, (a) any Person directly or indirectly owning, controlling or holding the power to vote 10% or more of the outstanding voting securities or other ownership interests of the specified Person, (b) any Person 10% or more of whose outstanding voting securities or other ownership interests are directly or indirectly owned, controlled or held with power to vote by the specified Person, (c) any Person directly or indirectly controlling, controlled by, or under common control with the specified Person, (d) a partnership in which the specified Person is a general partner, (e) any officer or director of the specified Person, and (f) if the specified Person is an individual, any entity of which the specified Person is an officer, director or general partner.

     "Allocable Amounts," when used with respect to any Senior Indebtedness, means all amounts due or to become due on such Senior Indebtedness less, if applicable, any amount which would have been paid to, and retained by, the holders of such Senior Indebtedness (whether as a result of the receipt of payments by the holders of such Senior Indebtedness from the Company or any other obligor thereon or from any holders of, or trustee in respect of, other indebtedness that is subordinate and junior in right of payment to such Senior Indebtedness pursuant to any provision of such indebtedness for the payment over of amounts received on account of such indebtedness to the holders of such Senior Indebtedness or otherwise) but for the fact that such Senior Indebtedness is subordinate or junior in right of payment to (or subject to a requirement that amounts received on such Senior Indebtedness be paid over to obligees on) trade accounts payable or accrued liabilities arising in the ordinary course of business.

     "Authenticating Agent" shall mean any agent or agents of the Trustee which at the time shall be appointed and acting pursuant to Section 6.14.

     "Bankruptcy Law" shall mean Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

     "Board of Directors" shall mean either the Board of Directors of the Company or any duly authorized committee of that board.

     "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" shall mean, with respect to any series of Securities, any day other than a Saturday or a Sunday or a day on which banking institutions in California are authorized or required by law or executive order to close.

     "Capital Securities" shall mean preferred undivided beneficial interests in the assets of LFC Trust which rank pari passu with the Common Securities issued by LFC Trust; provided, however, that if an Event of Default has occurred and is continuing, no payments in respect of Distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made until the holders of the Capital Securities shall be paid in full the Distributions and the liquidation, redemption and other payments to which they are entitled.

     "Capital Securities Guarantee" shall mean any guarantee that the Company may enter into with State Street Bank and Trust Company or other Persons that operates directly or indirectly for the benefit of holders of Capital Securities.

     "Commission" shall mean the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Securities" shall mean undivided beneficial interests in the assets of LFC Trust which rank pari passu with Capital Securities issued by LFC Trust; provided, however, that if an Event of Default has occurred and is continuing, no payments in respect of Distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made until the holders of the Capital Securities shall be paid in full the Distributions and the liquidation, redemption and other payments to which they are entitled.

     "Common Securities Guarantee" shall mean any guarantee of the Company that operates directly or indirectly for the benefit of holders of Common Securities.

     "Common Stock" shall mean the common stock, par value $0.01 per share, of the Company or any other class of stock resulting from changes or reclassifications of such common stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

     "Company" shall mean LIFE Financial Corporation, a Delaware corporation, and, subject to the provisions of Article X, shall include its successors and assigns.

     "Company Request" or "Company Order" shall mean a written request or order signed in the name of the Company by the Chairman, the Chief Executive Officer, the President, a Vice Chairman, a Vice President, the Comptroller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

     "Compounded Interest" shall have the meaning set forth in Section 16.1.

     "Conversion Agent" means the Person appointed to act on behalf of the holders of Capital Securities in effecting the conversion of Capital Securities to Securities and Securities to Common Stock as and in the manner set forth in the Declaration and in this Indenture.

     "Conversion Request" means (a) the irrevocable request to be given by a holder of Securities to the Conversion Agent directing the Conversion Agent to convert such Security into shares of Common Stock and (b) the irrevocable request to be given by a holder of Capital Securities to the Conversion Agent directing the Conversion Agent to exchange such Capital Securities for Securities and to convert such Securities into Common Stock on behalf of such holder.

     "Coupon Rate" shall have the meaning set forth in Section 2.5.

     "Custodian" shall mean any receiver, trustee, assignee, liquidator, or similar official under any Bankruptcy Law.

     "Declaration" means the Amended and Restated Declaration of Trust of LFC Trust, dated as of the Issue Date.

     "Default" means any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

     "Deferred Interest" shall have the meaning set forth in Section 16.1.

     "Definitive Securities" shall mean those securities issued in fully registered certificated form not otherwise in global form.

     "Depositary" shall mean, with respect to Securities of any series, for which the Company shall determine that such Securities will be issued as a Global Security, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Exchange Act or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to Section 2.5(d).

     "Dissolution Event" means the liquidation of the LFC Trust pursuant to the Declaration, and the distribution of the Securities held by the Property Trustee to the holders of the Trust Securities issued by the LFC Trust pro rata in accordance with the Declaration.

for the period of time, if any, and after the giving of the notice, if any, therein designated.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Extended Interest Payment Period" shall have the meaning set forth in
Section 16.1.

     "Federal Reserve" shall mean the Board of Governors of the Federal Reserve System.

     "Global Security" means, with respect to the Securities, a Security executed by the Company and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with the Indenture, which shall be registered in the name of the Depositary or its nominee.

     "Indebtedness for Money Borrowed" shall mean (i) any obligation of, or any obligation guaranteed by, the Company for the repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments and any deferred obligation for the payment of the purchase price of property or assets acquired other than in the ordinary course of business, and
(ii) all indebtedness of the Company for claims in respect of derivative products such as interest and foreign exchange rate contracts, commodity contracts and similar arrangements, whether outstanding on the date of execution of the Indenture or thereafter created, assumed or incurred. For purposes of this definition, "claim" shall have the meaning assigned in Section 101(5) of the Bankruptcy Code of 1978, as amended and in effect on the date of the execution of this Indenture.

     "Indebtedness Ranking Junior to the Securities" shall mean any Indebtedness for Money Borrowed, whether outstanding on the date of execution of this Indenture or hereafter created, assumed or incurred, which specifically by its terms ranks junior to and not equally with or prior to the Securities (and any other Indebtedness Ranking on a Parity with the Securities) in right of payment upon the happening of any dissolution or winding up or liquidation or reorganization of the Company. The securing of any Indebtedness for Money Borrowed of the Company, otherwise constituting Indebtedness Ranking Junior to the Securities, shall not be deemed to prevent such Indebtedness for Money Borrowed from constituting Indebtedness Ranking Junior to the Securities.

     "Indebtedness Ranking on a Parity with the Securities" shall mean Indebtedness for Money Borrowed, whether outstanding on the date of execution of this Indenture or hereafter created, assumed or incurred, which specifically by its terms ranks equally with and not prior to the Securities in the right of payment upon the happening of any dissolution or winding up or liquidation or reorganization of the Company. The securing of any Indebtedness for Money Borrowed of the Company, otherwise constituting Indebtedness Ranking on a Parity with the Securities, shall not be deemed to prevent such Indebtedness for Money Borrowed from constituting Indebtedness Ranking on a Parity with the Securities.

     "Indenture" shall mean this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

     "Initial Optional Prepayment Date" means ___________, ____.

     "Interest Payment Date" shall have the meaning set forth in Section 2.5.

     "Investment Company Event" means the receipt by the Company and LFC Trust of an opinion of Muldoon, Murphy & Faucette or any other nationally recognized counsel experienced in such matters, to the effect that (a) as a result of any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any political subdivision or authority thereof or therein or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the Issue Date, there is more than an insubstantial risk that LFC Trust is or within 90 days will be considered an "investment company" that is required to be registered under the Investment Company Act of 1940, as amended.

     "Issue Date" means _______, 1997.

     "LFC Trust" shall mean LIFE Financial Capital Trust, a Delaware business trust created for the purpose of issuing its undivided beneficial interests in connection with the issuance of Securities under this Indenture.

     "Maturity Date" shall mean __________, 2027.

     "Non Book-Entry Capital Securities" shall have the meaning set forth in
Section 2.5.

     "Officers" shall mean any of the Chairman, the Co-Chairman, a Vice Chairman, the Chief Executive Officer, the President, a Vice President, the Comptroller, the Secretary or an Assistant Secretary of the Company.

     "Officers' Certificate" shall mean a certificate signed by two Officers and delivered to the Trustee.

     "Opinion of Counsel" shall mean a written opinion of counsel, who may be an employee of the Company, and who shall be acceptable to the Trustee.

     "Optional Prepayment Price" shall have the meaning set forth in Section
14.2.

     "Other Debentures" means all junior subordinated debentures issued by the Company from time to time and sold to trusts to be established by the Company (if any), in each case similar to the LFC Trust.

     "Other Guarantees" means all guarantees issued by the Company with respect to capital securities (if any) and issued to other trusts established by the Company (if any), in each case similar to the LFC Trust.

     The term "outstanding" when used with reference to Securities, shall, subject to the provisions of Section 7.4, mean, as of any particular time, all Securities authenticated and delivered by the Trustee or the Authenticating Agent under this Indenture, except:

     (a) Securities theretofore canceled by the Trustee or the Authenticating Agent or delivered to the Trustee for cancellation;

     (b) Securities, or portions thereof, for the payment or prepayment of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); provided that, if such Securities, or portions thereof, are to be prepaid prior to maturity thereof, notice of such prepayment shall have been given as in Article XIV provided or provision satisfactory to the Trustee shall have been made for giving such notice; and

     (c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.7 unless proof satisfactory to the Company and the Trustee is presented that any such Securities are held by bona fide holders in due course.

     "Person" shall mean any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt and as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.7 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

     "Prepayment Date" when used with respect to any Security to be prepaid, means the date fixed for such prepayment by or pursuant to this Indenture.

     "Prepayment Price" means the Special Event Prepayment Price or the Optional Prepayment Price, as the context requires.

     "Principal Office of the Trustee", or other similar term, shall mean the office of the Trustee, at which at any particular time its corporate trust business shall be principally administered.

     "Property Trustee" shall have the same meaning as set forth in the Declaration.

     "Regulatory Capital Event" means the receipt by the Company and the LFC Trust of an opinion of Muldoon, Murphy & Faucette or any other independent bank regulatory counsel experienced in such matters, to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any rules, guidelines or policies of the Office of Thrift Supervision, the Federal Reserve or any other federal bank regulatory agency or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the Issue Date, (i) the Company is or within 90 days will be subject to capital adequacy requirements and such requirements do not or will not permit the Capital Securities to constitute, subject to limitations on inclusion of the Capital Securities as Tier 1 capital by the Federal Reserve capital guidelines in effect as of the date of the prospectus used in connection with the offering and sale of the Capital Securities, Tier 1 capital (or its then-equivalent) or (ii) the amount of net proceeds received from the sale of the Capital Securities and contributed by the Company to its subsidiary, Life Bank, does not or within 90 days will not constitute Tier 1
(core) capital (or its then-equivalent).

     "Responsible Officer", when used with respect to the Trustee, shall mean any vice president, any assistant secretary, any assistant treasurer or senior trust officer, any trust officer or assistant trust officer, or any other officer or assistant officer of the Principal Office of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Securities" means the Company's ____% Junior Subordinated Convertible Debentures due __________, 2027, as authenticated and issued under this Indenture.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Security Register" shall mean (i) prior to a Dissolution Event, the list of holders provided to the Trustee pursuant to Section 4.1, and (ii) following a Dissolution Event, any security register maintained by a security registrar for the Securities appointed by the Company following the execution of a supplemental indenture providing for transfer procedures as provided for in
Section 2.6(a).

     "Securityholder", "holder of Securities", or other similar terms, shall mean any person in whose name at the time a particular Security is registered on the register kept by the Company or the Trustee for that purpose in accordance with the terms hereof.

     "Senior Indebtedness" shall mean all Indebtedness for Money Borrowed, whether outstanding on the date of execution of this Indenture or thereafter created, assumed or incurred, except Indebtedness Ranking on a Parity with the Securities or Indebtedness Ranking Junior to the Securities, and any deferrals, renewals or extensions of such Senior Indebtedness.

     "Special Event" means a Tax Event, Regulatory Capital Event or an Investment Company Event, as the case may be.

     "Special Event Prepayment Price" shall mean, with respect to any prepayment of the Securities pursuant to Section 14.1 hereof, an amount in cash equal to 100% of the principal amount to be prepaid plus any accrued and unpaid interest thereon, including Compounded Interest and Additional Interest, if any, to the date of such redemption.

     "Subsidiary" shall mean with respect to any Person, (i) any corporation at least a majority of whose outstanding voting stock is owned, directly or indirectly, by such Person or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries, (ii) any general partnership, joint venture or similar entity, at least a majority of whose outstanding partnership or similar interests shall at the time be owned by such Person, or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner. For the purposes of this definition, "voting stock" means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

     "Tax Event" means (a) the receipt by the Company and the LFC Trust of an opinion of Muldoon, Murphy & Faucette of any other nationally recognized tax counsel experienced in such matters, to the effect that as a result of (i) any amendment to, clarification of, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein, (ii) any amendment to, clarification of, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination or the publication of an explanation of legislation by the staff of the Joint Committee on Taxation), (iii) any interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the theretofore generally accepted position or (iv) any judicial decision, administrative pronouncement, ruling, regulatory procedure, notice, announcement (including any notice or announcement of intent to adopt procedures or regulations) or any other actions taken by any governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, in each case, on or after the Issue Date, there is more than an insubstantial risk that (x) the LFC Trust is or within 90 days will be subject to United States federal income tax with respect to income received or accrued on the Securities, (y) interest payable by the Company on the Securities is not or within 90 days will not be deductible by the Company, in whole or in part, for United States federal income tax purposes, or (z) the LFC Trust is or within 90 days will be subject to more than a de minimis amount of other taxes, duties or other governmental charges, or (b) a proposed audit adjustment by a taxing authority which, if sustained, would result in any of the events described in clauses (x), (y) or (z) above (without regard to the 90 day period referred to therein).

     "Trust Indenture Act of 1939" shall mean the Trust Indenture Act of 1939 as in force at the date of execution of this Indenture, except as provided in
Section 9.3.

     "Trust Securities" shall mean the Capital Securities and the Common Securities, collectively.

     "Trustee" shall mean the Person identified as "Trustee" in the first paragraph hereof, and, subject to the provisions of Article VI hereof, shall also include its successors and assigns as Trustee hereunder. The term "Trustee" as used with respect to a particular series of the Securities shall mean the trustee with respect to that series.

     "Underwriter" shall mean Keefe, Bruyette & Woods, Inc., as underwriter in the Public Offering.

     "U.S. Government Obligations" shall mean securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

                                  ARTICLE II

                                  SECURITIES

     SECTION 2.1.   Forms Generally.
                    ---------------

     The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A, the terms of which are incorporated in and made a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject or usage. Each Security shall be dated the date of its authentication.

     SECTION 2.2.   Execution and Authentication.
                    ----------------------------

     Two Officers shall sign the Securities for the Company by manual or facsimile signature in the manner set forth in Exhibit A. If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

     A Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Trustee. The signature of the Trustee shall be conclusive evidence that the Security has been authenticated under this Indenture. The form of Trustee's certificate of authentication to be borne by the Securities shall be substantially as set forth in Exhibit A hereto.

     The Trustee shall, upon a Company Order, authenticate for original issue up to, and the aggregate principal amount of Securities outstanding at any time may not exceed, $__________ aggregate principal amount of the Securities, except as provided in Sections 2.6, 2.7, 2.9 and 14.5.

     SECTION 2.3.     Form and Payment.
                      ----------------

     Except as provided in Section 2.4, the Securities shall be issued in fully registered certificated form without interest coupons. Principal of, premium, if any, and interest on the Securities issued in certificated form will be payable, the transfer of such Securities will be registrable and such Securities will be exchangeable for Securities bearing identical terms and provisions at the office or agency of the Company maintained for such purpose under Section 3.2; provided, however, that payment of interest with respect to the Securities may be made at the option of the Company (i) by check mailed to the holder entitled thereto at such address as shall appear in the Security Register or
(ii) by wire transfer to an account maintained by the Person entitled thereto, provided that proper wire transfer instructions have been received in writing by the paying agent by the relevant record date. Notwithstanding the foregoing, so long as the holder of any Securities is the Property Trustee, the payment of the principal of, premium, if any, and interest (including Compounded Interest and Additional Interest, if any) on such Securities held by the Property Trustee will be made at such place and to such account as may be designated by the Property Trustee.

     SECTION 2.4.     Global Security.
                      ---------------

     (a) In connection with a Dissolution Event,

          (i) if any Capital Securities are held in book-entry form, the related Definitive Securities shall be presented to the Trustee (if an arrangement with the Depositary has been maintained) by the Property Trustee in exchange for one or more Global Securities (as may be required pursuant to Section 2.6) in an aggregate principal amount equal to the aggregate principal amount of all outstanding Securities, to be registered in the name of the Depositary, or its nominee, and delivered by the Trustee to the Depositary for crediting to the accounts of its participants pursuant to the instructions of the Administrators; the Company upon any such presentation shall execute one or more Global Securities in such aggregate principal amount and deliver the same to the Trustee for authentication and delivery in accordance with this Indenture; and payments on the Securities issued as a Global Security will be made to the Depositary; and

          (ii) if any Capital Securities are held in certificated form, the related Definitive Securities may be presented to the Trustee by the Property Trustee and any Capital Security certificate which represents Capital Securities other than Capital Securities in book-entry form ("Non Book-Entry Capital Securities") will be deemed to represent beneficial interests in Securities presented to the Trustee by the Property Trustee having an aggregate principal amount equal to the aggregate liquidation amount of the Non Book-Entry Capital Securities until such Capital Security certificates are presented to the Security Registrar for transfer or reissuance, at which time such Capital Security certificates will be canceled and a Security, registered in the name of the holder of the Capital Security certificate or the transferee of the holder of such Capital Security certificate, as the case may be, with an aggregate principal amount equal to the aggregate liquidation amount of the Capital Security certificate canceled, will be executed by the Company and delivered to the Trustee for authentication and delivery in accordance with the Indenture. Upon the issuance of such

     Securities, Securities with an equivalent aggregate principal amount that were presented by the Property Trustee to the Trustee will be deemed to have been canceled.

     (b) The Global Securities shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon; provided, that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, conversions and prepayments. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee, in accordance with instructions given by the Company as required by this Section 2.4.

     (c) The Global Securities may be transferred, in whole but not in part, only to the Depositary, another nominee of the Depositary, or to a successor Depositary selected or approved by the Company or to a nominee of such successor Depositary.

     (d) If at any time the Depositary notifies the Company that it is unwilling or unable to continue as Depositary or the Depositary has ceased to be a clearing agency registered under the Exchange Act, and a successor Depositary is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, the Company will execute, and the Trustee, upon written notice from the Company, will authenticate and make available for delivery the Definitive Securities, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security.
If there is an Event of Default, the Depositary shall have the right to exchange the Global Securities for Definitive Securities. In addition, the Company may at any time determine that the Securities shall no longer be represented by a Global Security. In the event of such an Event of Default or such a determination, the Company shall execute, and subject to Section 2.6, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, will authenticate and make available for delivery the Definitive Securities, in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security. Upon the exchange of the Global Security for such Definitive Securities, the Global Security shall be canceled by the Trustee. Such Definitive Securities issued in exchange for the Global Security shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Definitive Securities to the Depositary for delivery to the Persons in whose names such Definitive Securities are so registered.

     SECTION 2.5.     Interest.
                      --------

     (a) Each Security will bear interest at the rate of ____% per annum (the "Coupon Rate") from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the Issue Date, until the principal thereof becomes due and payable, and at the Coupon Rate on any overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest, compounded quarterly, payable (subject to the provisions of Article XVI) quarterly, in arrears on March 15, June 15, September 15 and December 15 of each year (each, an "Interest Payment Date") commencing on March 15, 1998, to the Person in whose name such Security or any predecessor Security is registered, at the close of business on the regular record date for such interest installment, which shall be the fifteenth day of the month in which the relevant Interest Payment Date falls.

     (b) Interest will be computed on the basis of a 360-day year consisting of twelve 30- day months and, for any period of less than a full calendar month, the number of days lapsed in such 30-day month. In the event that any Interest Payment Date falls on a day that is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on such date.

     (c) During such time as the Property Trustee is the holder of any Securities, the Company shall pay any additional amounts on the Securities as may be necessary in order that the amount of Distributions then due and payable by the LFC Trust shall not be reduced as a result of any additional taxes, duties and other governmental charges to which the LFC Trust has become subject as a result of a Tax Event ("Additional Interest").

     SECTION 2.6.     Transfer and Exchange.
                      ---------------------

     (a) General Provisions Relating to Transfers and Exchanges. Upon surrender for registration of transfer of any Security at the office or agency of the Company maintained for the purpose pursuant to Section 3.2, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of the same series of a like aggregate principal amount.

     At the option of the holder, Securities may be exchanged for other Securities of the same series of a like aggregate principal amount, upon surrender of the Securities to be exchanged at the office or agency identified above. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the holder making the exchange is entitled to receive.

     Every Security presented or surrendered for registration of transfer or exchange (if so required by the Company or the Trustee) shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security registrar duly executed by the holder thereof or such holder's attorney duly authorized in writing.

     All Definitive Securities and Global Securities issued upon any registration of transfer or exchange of Definitive Securities or Global Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Definitive Securities or Global Securities surrendered upon such registration of transfer or exchange.

     No service charge shall be made to a holder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

     The Company shall not be required to (i) issue, register the transfer of or exchange Securities during a period beginning at the opening of business 15 days before the day of mailing of a notice of prepayment or any notice of selection of Securities for prepayment under Article XIV hereof and ending at the close of business on the day of such mailing; or (ii) register the transfer of or exchange any Security so selected for prepayment in whole or in part, except the portion of any Security being prepaid in part.


     SECTION 2.7.     Replacement Securities.
                      ----------------------

     If any mutilated Security is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, the Company shall issue and the Trustee shall authenticate a replacement Security if the Trustee's requirements for replacements of Securities are met. At the request of the Trustee or the Company, an indemnity bond may be required from the holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any agent thereof or any Authenticating Agent from any loss that any of them may suffer if a Security is replaced. The Company or the Trustee may charge for its expenses in replacing a Security.

     Every replacement Security is an obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Securities duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement of mutilated, destroyed, lost or stolen Securities.

     SECTION 2.8.     [Intentionally Omitted]

     SECTION 2.9.     Temporary Securities.
                      --------------------

     Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Securities that are printed, lithographed, typewritten, mimeographed or otherwise reproduced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

     If temporary Securities are issued, the Company shall cause definitive Securities to be prepared without unreasonable delay. The definitive Securities shall be printed, lithographed or engraved, or provided by any combination thereof, or in any other manner permitted by the rules and regulations of any applicable securities exchange, all as determined by the officers executing such definitive Securities. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency maintained by the Company for such purpose pursuant to Section 3.2 hereof, without charge to the holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in exchange therefor the same aggregate principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

     SECTION 2.10.    Cancellation.
                      ------------

     The Company at any time may deliver Securities to the Trustee for cancellation. The Trustee and no one else shall cancel all Securities surrendered for registration of transfer, exchange, payment, conversion, replacement or cancellation and shall retain or dispose of canceled Securities in accordance with its normal practices (subject to the record retention requirement of the Exchange Act) unless the Company directs them to be returned to it; provided, that the Trustee shall not be required to destroy such canceled Securities. Subject to the other provisions of the Indenture, the Company may not issue new Securities to replace Securities that have been paid (at maturity or upon prepayment) or that have been delivered to the Trustee for cancellation.

     SECTION 2.11.    Defaulted Interest.
                      ------------------

     Any interest on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the holder on the relevant regular record date by virtue of having been such holder; and such Defaulted Interest shall be paid by the Company, at its election, as provided in clause
(a) or clause (b) below:

     (a) The Company may make payment of any Defaulted Interest on Securities to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid, to each Securityholder at his or her address as it appears in the Security Register, not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered on such special record date and shall be no longer payable pursuant to the following clause (b).

     (b) The Company may make payment of any Defaulted Interest on any Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

     SECTION 2.12.    CUSIP Numbers.
                      -------------

     The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of prepayment as a convenience to Securityholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of prepayment and that reliance may be placed only on the other identification numbers printed on the Securities, and any such prepayment shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

                                  ARTICLE III

                      PARTICULAR COVENANTS OF THE COMPANY

     SECTION 3.1.     Payment of Principal, Premium and Interest.
                      ------------------------------------------

     The Company covenants and agrees for the benefit of the holders of the Securities that it will duly and punctually pay or cause to be paid the principal of and premium, if any, and interest on the Securities at the place, at the respective times and in the manner provided herein. Except as provided in Section 2.3, each installment of interest on the Securities may be paid by mailing checks for such interest payable to the order of the holder of Security entitled thereto as they appear in the Security Register.

     SECTION 3.2.     Offices for Notices and Payments, Etc.
                      --------------------------------------

     So long as any of the Securities remain outstanding, the Company will maintain in _______________, an office or agency where the Securities may be presented for payment, an office or agency where the Securities may be presented for registration of transfer and for exchange as in this Indenture provided and an office or agency where notices and demands to or upon the Company in respect of the Securities or of this Indenture may be served. The Company will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. Until otherwise designated from time to time by the Company in a notice to the Trustee, any such office or agency for all of the above purposes shall be the Principal Office of the Trustee. In case the Company shall fail to maintain any such office or agency in ___________________, or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Principal Office of the Trustee.

     In addition to any such office or agency, the Company may from time to time designate one or more offices or agencies outside _______________, where the Securities may be presented for payment, registration of transfer and for exchange or conversion in the manner provided in this Indenture, and the Company may from time to time rescind such designation, as the Company may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain any such office or agency in ________________, for the purposes above mentioned. The Company will give to the Trustee prompt written notice of any such designation or rescission thereof.

     SECTION 3.3.     Appointments to Fill Vacancies in Trustee's Office.
                      --------------------------------------------------

     The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.10, a Trustee, so that at all times there shall be a Trustee hereunder.

     SECTION 3.4.     Provision as to Paying Agent.
                      ----------------------------

     (a) If the Company shall appoint a paying agent other than the Trustee with respect to the Securities, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provision of this Section 3.4,

          (i) that it will hold all sums held by it as such agent for the payment of the principal of and premium, if any, or interest on the Securities (whether such sums have been paid to it by the Company or by any other obligor on the Securities of such series) in trust for the benefit of the holders of the Securities

          (ii) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Securities) to make any payment of the principal of and premium or interest on the Securities when the same shall be due and payable;

          (iii) that it will at any time during the continuance of any such failure, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by it as such paying agent.

     (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of and premium, if any, or interest on the Securities, set aside, segregate and hold in trust for the benefit of the holders of the Securities a sum sufficient to pay such principal, premium or interest so becoming due and will notify the Trustee of its action or any failure to take such action and of any failure by the Company (or by any other obligor under the Securities) to make any payment of the principal of and premium, if any, or interest on the Securities when the same shall become due and payable.

     Whenever the Company shall have one or more paying agents, it will, on or prior to each due date of the principal of and premium, if any, or interest on any Securities, deposit with a paying agent a sum sufficient to pay the principal of and premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of its action or failure to act.

     (c) Anything in this Section 3.4 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge with respect to the Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such Securities by the Trustee or any paying agent hereunder, as required by this
Section 3.4, such sums to be held by the Trustee upon the trusts herein contained.

     (d) Anything in this Section 3.4 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 3.4 is subject to Sections 11.3 and 11.4.

     SECTION 3.5.     Certificate to Trustee.
                      ----------------------

     The Company will deliver to the Trustee on or before 120 days after the end of each fiscal year in each year, commencing with the first fiscal year ending after the date hereof, so long as Securities are outstanding hereunder, an Officers' Certificate, one of the signers of which shall be the principal executive, principal financial or principal accounting officer of the Company stating that in the course of the performance by the signers of their duties as officers of the Company they would normally have knowledge of any default by the Company in the performance of any covenants contained herein, stating whether or not they have knowledge of any such default and, if so, specifying each such default of which the signers have knowledge and the nature thereof.

     SECTION 3.6.     Compliance with Consolidation Provisions.
                      ----------------------------------------

     The Company will not, while any of the Securities remain outstanding, consolidate with, or merge into, or merge into itself, or sell or convey all or substantially all of its property to any other Person unless the provisions of
Article X hereof are complied with.

     SECTION 3.7.     Limitation on Dividends.
                      -----------------------

     If at any time (i) an Event of Default shall have occurred and be continuing (other than solely an Event of Default under Section 5.1(c) hereof),
(ii) there shall have occurred any event of which the Company has actual knowledge that (a) is, or with the giving of notice or the lapse of time, or both, would constitute an Event of Default (other than solely an Event of Default under Section 5.1(c) hereof) and (b) in respect of which the Company shall not have taken reasonable steps to cure, (iii) if the Securities are held by the Property Trustee, the Company shall be in default with respect to its payment obligations under the Capital Securities Guarantee or (iv) the Company shall have given notice of its election of the exercise of its right to extend the interest payment period pursuant to Section 16.1 and has not rescinded such notice and any such extension shall have commenced, then, in each such case, the Company will not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company's capital stock or (ii) make any payment of principal, interest or premium, if any, on or repay or repurchase or redeem any debt securities of the Company (including any Other Debentures) that rank pari passu with or junior in right of payment to the Securities or (iii) make any guarantee payments with respect to any guarantee by the Company of any securities of any Subsidiary of the Company (including Other Guarantees) if such guarantee ranks pari passu or junior in right of payment to the Securities, other than (a) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, Common Stock or preferred stock of the Company; (b) any declaration of a dividend in connection with the implementation of a stockholder's rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto; (c) payments under the Capital Securities Guarantee; (d) as a direct result of, and only to the extent required in order to avoid the issuance of fractional shares of capital stock following a reclassification of the Company's capital stock or the exchange or the conversion of one class or series of the Company's capital stock for another class or series of the Company's capital stock; (e) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged; and (f) purchases of Common Stock related to the issuance of Common Stock or rights under any of the Company's benefit plans for its directors, officers or employees.

     SECTION 3.8.     Covenants as to LFC Trust.
                      -------------------------

     In the event Securities are issued to LFC Trust or a trustee of such trust in connection with the issuance of Trust Securities by LFC Trust, for so long as such Trust Securities remain outstanding, the Company will (i) maintain 100% direct ownership of the Common Securities of LFC Trust; provided, however, that any successor of the Company, permitted pursuant to Article X, may succeed to the Company's ownership of such Common Securities, (ii) use its reasonable efforts to cause LFC Trust (a) to remain a business trust, except in connection with a distribution of Securities, the redemption of all of the Trust Securities of LFC Trust or certain mergers, consolidations or amalgamations, each as permitted by the Declaration of LFC Trust, and (b) to otherwise continue not to be treated as an association taxable as a corporation or partnership for United States federal income tax purposes and (iii) to use its reasonable efforts to cause each holder of Trust Securities to be treated as owning an individual beneficial interest in the Securities.

     SECTION 3.9.     Payment of Expenses.
                      -------------------

     In connection with the offering, sale and issuance of the Securities to LFC Trust and in connection with the sale of the Trust Securities by LFC Trust, the Company, in its capacity as borrower with respect to the Securities, shall:

     (a) pay all costs and expenses relating to the offering, sale and issuance of the Securities, including fees to the Underwriter payable in connection with the Public Offering and compensation of the Trustee in accordance with the provisions of Section 6.6;

     (b) pay all costs and expenses of the LFC Trust (including, but not limited to, costs and expenses relating to the organization of LFC Trust, the offering, sale and issuance of the Trust Securities (including fees to the Underwriter in connection therewith), the fees and expenses of the Property Trustee and the Delaware Trustee, the costs and expenses relating to the operation of LFC Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), conversion agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing and disposition of assets of the LFC Trust;

     (c) be primarily and fully liable for any indemnification obligations arising with respect to the Declaration;

     (d) pay any and all taxes (other than United States withholding taxes attributable to LFC Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of LFC Trust; and

     (e) pay all other fees, expenses, debts and obligations (other than payments of principal of, premium, if any, or interest on the Trust Securities) related to LFC Trust.

     SECTION 3.10.  Payment Upon Resignation or Removal.
                    -----------------------------------

     Upon termination of this Indenture or the removal or resignation of the Trustee, unless otherwise stated, the Company shall pay to the Trustee all amounts accrued and owing to the date of such termination, removal or resignation. Upon termination of the Declaration or the removal or resignation of the Delaware Trustee or the Property Trustee, as the case may be, pursuant to
Section 5.6 of the Declaration, the Company shall pay to the Delaware Trustee or the Property Trustee, as the case may be, all amounts accrued and owing to the date of such termination, removal or resignation.

     SECTION 3.11.       Reservation of Common Stock.
                         ---------------------------

     The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of the Company, free from any preemptive or other similar rights, such number of such shares of Common Stock as shall from time to time be issuable upon the conversion of all the Company then outstanding. Notwithstanding the foregoing, the Company shall be entitled to deliver upon conversion of Company, shares of Common Stock reacquired and held in the treasury of the Company (in lieu of the issuance of authorized and unissued shares of Common Stock), so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances. Any shares of Common Stock issued upon conversion of the Company shall be duly authorized, validly issued, fully paid and nonassessable. The Trust shall deliver the shares of Common Stock received upon conversion of the Company to the converting Holder free and clear of all liens, charges, security interests and encumbrances, except for United States withholding taxes.

     SECTION 3.12.       Listing of Junior Subordinated Debentures.
                         -----------------------------------------

     At such time as the Trust is dissolved or terminated pursuant to Article VIII of the Trust, the Company shall use its best efforts to have the Securities approved for listing on the Nasdaq or on an exchange prior to the time the Securities are distributed to the holders of the Securities.

                                  ARTICLE IV

                   SECURITYHOLDERS' LISTS AND REPORTS BY THE
                            COMPANY AND THE TRUSTEE

     SECTION 4.1.       Securityholders' Lists.
                        ----------------------

     The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee:

     (a) on a quarterly basis on each regular record date for the Securities in connection with the payment of interest thereon, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Securityholders as of such record date; and

     (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company, of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, except that, no such lists need be furnished so long as the Trustee is in possession thereof by reason of its acting as Security registrar.

     SECTION 4.2.    Preservation and Disclosure of Lists.
                     ------------------------------------

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of the Securities (1) contained in the most recent list furnished to it as provided in
Section 4.1 or (2) received by it in the capacity of Securities registrar (if so acting) hereunder. The Trustee may destroy any list furnished to it as provided in Section 4.1 upon receipt of a new list so furnished.

     (b) In case three or more holders of Securities (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Securities or with holders of all Securities with respect to their rights under this Indenture and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall within 5 Business Days after the receipt of such application, at its election, either:

          (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.2, or

          (ii) inform such applicants as to the approximate number of holders of all Securities, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.2, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee, upon the written request of such applicants, shall mail to each Securityholder whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.2 a copy of the form of proxy or other communication which is specified in such request with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of Securities, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Each and every holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any paying agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Securities in accordance with the provisions of subsection (b) of this Section 4.2, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

     SECTION 4.3.    Reports by Company.
                     ------------------

     (a) The Company covenants and agrees to file with the Trustee, within 15 days after the date on which the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or
Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

     (b) The Company covenants and agrees to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by said Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

     (c) The Company covenants and agrees to transmit by mail to all holders of Securities, as the names and addresses of such holders appear upon the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section 4.3 as may be required by rules and regulations prescribed from time to time by the Commission.

     (d) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

     SECTION 4.4.    Reports by the Trustee.
                     ----------------------

     (a) The Trustee shall transmit to Securityholders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee, within sixty days after each ____________ following the date of this Indenture, commencing ____________, 1998, shall deliver to Securityholders a brief report, dated as of such __________, which complies with the provisions of such Section 313(a).

     (b) A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee if the Securities are listed on any stock exchange.

                                   ARTICLE V

                  REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                              ON EVENT OF DEFAULT

     SECTION 5.1.    Events of Default.
                     -----------------

     One or more of the following events of default shall constitute an Event of Default hereunder (whatever the reason for such Event of Default and whether it shall be voluntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) default in the payment of any interest upon any Security or any Other Debentures when it becomes due and payable, and continuance of such default for a period of 30 days; provided, however, that a valid extension of an interest payment period by the Company in accordance with the terms hereof shall not constitute a default in the payment of interest for this purpose; or

     (b) default in the payment of all or any part of the principal of (or premium, if any, on) any Security or any Other Debentures as and when the same shall become due and payable either at maturity, upon prepayment, by declaration of acceleration or otherwise; or

     (c) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

     (d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

     (e) the Company shall commence a voluntary case under any Bankruptcy Law or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or of any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due.

     If an Event of Default with respect to Securities at the time outstanding occurs and is continuing, then in every such case the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities then outstanding may declare the principal amount of all Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the holders of the outstanding Securities), and upon any such declaration the same shall become immediately due and payable.

     The foregoing provisions, however, are subject to the condition that if, at any time after the principal of the Securities shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, (i) the Company shall pay or shall deposit with the Trustee a sum sufficient to pay (A) all matured installments of interest upon all the Securities and the principal of and premium, if any, on any and all Securities which shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest specified in the Securities to the date of such payment or deposit) and (B) such amount as shall be sufficient to cover reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and (ii) any and all Events of Default under the Indenture, other than the non-payment of the principal of the Securities which shall have become due solely by such declaration of acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, in every such case, the holders of a majority in aggregate principal amount of the Securities then outstanding, by written notice to the Company and to the Trustee, may rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

     In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the holders of the Securities shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the holders of the Securities shall continue as though no such proceeding had been taken.

     SECTION 5.2.    Payment of Securities on Default; Suit Therefor.
                     -----------------------------------------------

     The Company covenants that (a) in case default shall be made in the payment of any installment of interest upon any of the Securities as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of the principal of or premium, if any, on any of the Securities as and when the same shall have become due and payable, whether at maturity of the Securities or upon prepayment or by declaration or otherwise, then, upon demand of the Trustee, the Company shall pay to the Trustee, for the benefit of the holders of the Securities, the whole amount that then shall have become due and payable on all such Securities for principal and premium, if any, or interest, or both, as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law and, if the Securities are held by LFC Trust or a trustee of such trust, without duplication of any other amounts paid by LFC Trust or a trustee in respect thereof) upon the overdue installments of interest at the rate borne by the Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith.

     In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Securities and collect in the manner provided by law out of the property of the Company or any other obligor on the Securities wherever situated the moneys adjudged or decreed to be payable.

     In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Securities under Bankruptcy Law, or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor, or in the case of any other similar judicial proceedings relative to the Company or other obligor upon the Securities, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.2, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Securities and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Securityholders allowed in such judicial proceedings relative to the Company or any other obligor on the Securities, or to the creditors or property of the Company or such other obligor, unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Securityholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

     Nothing herein contained shall be construed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

     All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Securities.

     In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Securities, and it shall not be necessary to make any holders of the Securities parties to any such proceedings.

     SECTION 5.3.    Application of Moneys Collected by Trustee.
                     ------------------------------------------

     Any moneys collected by the Trustee shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the Securities in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

     First:   To the payment of costs and expenses of collection applicable to the Securities and reasonable compensation to the Trustee, its agents, attorneys and counsel, and of all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith;

     Second: To the payment of all Senior Indebtedness of the Company if and to the extent required by Article XV;

     Third:   To the payment of the amounts then due and unpaid upon Securities for principal of (and premium, if any) and interest on the Securities, in respect of which or for the benefit of which money has been collected, ratably, without preference of priority of any kind, according to the amounts due on such Securities for principal (and premium, if any) and interest, respectively; and

     Fourth:  To the Company.

     SECTION 5.4.    Proceedings by Securityholders.
                     ------------------------------

     No holder of any Security shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof with respect to the Securities specifying such Event of Default, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Securities then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action, suit or proceeding, it being understood and intended, and being expressly covenanted by the taker and holder of every Security with every other taker and holder and the Trustee, that no one or more holders of Securities shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities.

     Notwithstanding any other provisions in this Indenture, however, the right of any holder of any Security to receive payment of the principal of (and premium, if any) and interest on such Security, on or after the same shall have become due and payable, or to institute suit for the enforcement of any such payment, shall not be impaired or affected without the consent of such holder and by accepting a Security hereunder it is expressly understood, intended and covenanted by the taker and holder of every Security with every other such taker and holder and the Trustee, that no one or more holders of Securities shall have any right in any manner whatsoever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     The Company and the Trustee acknowledge that pursuant to the Declaration, the holders of Capital Securities are entitled, in the circumstances and subject to the limitations set forth therein, to commence a Direct Action with respect to any Event of Default under this Indenture and the Securities.

     SECTION 5.5.    Proceedings by Trustee.
                     ----------------------

     In case an Event of Default occurs with respect to Securities and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

     SECTION 5.6.    Remedies Cumulative and Continuing.
                     ----------------------------------

     Except as provided in the last paragraph of Section 2.7, all powers and remedies given by this Article V to the Trustee or to the Securityholders, to the extent permitted by law, shall be deemed cumulative and not exclusive of any other powers and remedies available to the Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to the Securities, and no delay or omission of the Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 5.4, every power and remedy given by this Article V or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

     SECTION 5.7.    Direction of Proceedings and Waiver of Defaults by Majority
                     -----------------------------------------------------------
                     of Securityholders.
                     ------------------

     The holders of a majority in aggregate principal amount of the Securities at the time outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that (subject to the provisions of Section 6.1) the Trustee shall have the right to decline to follow any such direction if the Trustee, upon the advice of counsel, shall determine that the action so directed would be unjustly prejudicial to the holders not taking part in such direction or if the Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if the Trustee, in good faith, by its board of directors or trustees, executive committee or a trust committee of directors or trustees and/or Responsible Officers shall determine that the action or proceedings so directed would involve the Trustee in personal liability. Prior to any declaration accelerating the maturity of the Securities, the holders of a majority in aggregate principal amount of the Securities at the time outstanding may on behalf of the holders of all of the Securities waive any past default or Event of Default and its consequences except a default (a) in the payment of principal of or premium, if any, or interest on any of the Securities or (b) in respect of covenants or provisions hereof which cannot be modified or amended without the consent of the holder of each Security affected; provided, however, that if the Securities are held by the Property Trustee, such waiver or modification to such waiver shall not be effective until the holders of a majority in aggregate liquidation amount of Trust Securities shall have consented to such waiver or modification to such waiver; and provided further, that if the consent of the holder of each outstanding Security is required, such waiver shall not be effective until each holder of the Trust Securities shall have consented to such waiver. Upon any such waiver, the default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Company, the Trustee and the holders of the Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 5.7, said default or Event of Default shall for all purposes of the Securities and this Indenture be deemed to have been cured and to be not continuing.

     SECTION 5.8.    Notice of Defaults.
                     ------------------

     The Trustee, within 90 days after the occurrence of a default with respect to the Securities, shall mail to all Securityholders, as the names and addresses of such holders appear upon the Security register, notice of all defaults known to the Trustee, unless such defaults shall have been cured before the giving of such notice (the term "defaults" for the purpose of this Section 5.8 being hereby defined to be the events specified in clauses (a), (b), (c), (d) and (e) of Section 5.1, not including periods of grace, if any, provided for therein, and irrespective of the giving of written notice specified in clause (c) of
Section 5.1); and provided that, except in the case of default in the payment of the principal of or premium, if any, or interest on any of the Securities, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders; and provided further, that in the case of any default of the character specified in
Section 5.1(c) no such notice to Securityholders shall be given until at least 60 days after the occurrence thereof but shall be given within 90 days after such occurrence.


     SECTION 5.9.    Undertaking to Pay Costs.
                     ------------------------

     All parties to this Indenture agree, and each holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court in its discretion may require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.9 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding in the aggregate more than 10% in aggregate principal amount of the Securities outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security against the Company on or after the same shall have become due and payable.

                                  ARTICLE VI

                            CONCERNING THE TRUSTEE

     SECTION 6.1.    Duties and Responsibilities of Trustee.
                     --------------------------------------

     With respect to the holders of the Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

     (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred

          (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

     (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts upon which such judgment was made;

     (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith, in accordance with the direction of the Securityholders pursuant to Section 5.7, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

     (d) None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers.


     SECTION 6.2.    Reliance on Documents, Opinions, Etc.
                     -------------------------------------

     Except as otherwise provided in Section 6.1:

     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request, direction, order or demand of the Company mentioned herein may be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

     (c) the Trustee may consult with counsel of its selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

     (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

     (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (that has not been cured or waived), to exercise such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document, unless requested in writing to do so by the holders of a majority in aggregate principal amount of the outstanding Securities; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding; and

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents (including any Authenticating Agent) or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed by it with due care.

     SECTION 6.3.    No Responsibility for Recitals, Etc.
                     ------------------------------------

     The recitals contained herein and in the Securities (except in the certificate of authentication of the Trustee or the Authenticating Agent) shall be taken as the statements of the Company, and the Trustee and the Authenticating Agent assume no responsibility for the correctness of the same. The Trustee and the Authenticating Agent make no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee and the Authenticating Agent shall not be accountable for the use or application by the Company of any Securities or the proceeds of any Securities authenticated and delivered by the Trustee or the Authenticating Agent in conformity with the provisions of this Indenture. The Trustee shall not be charged with knowledge of any default or Event of Default under Section 5.1(a) or (b) relating to Other Debentures unless (i) a Responsible Officer of the Trustee assigned to its Principal Office shall have actual knowledge thereof or (ii) the Company, any Securityholder or the holder of any Other Debenture shall have given the Trustee written notice thereof in accordance with Section 13.4.

     SECTION 6.4.    Trustee, Authenticating Agent, Paying Agents, Transfer
                     ------------------------------------------------------
                     Agents or Registrar May Own Securities.
                     --------------------------------------

     The Trustee or any Authenticating Agent or any paying agent or any transfer agent or any Security registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, Authenticating Agent, paying agent, transfer agent or Security registrar.

     SECTION 6.5.    Monies to be Held in Trust.
                     --------------------------

     Subject to the provisions of Section 11.4, all monies received by the Trustee or any paying agent, until used or applied as herein provided, shall be held in trust for the purpose for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee and any paying agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such monies shall be paid from time to time upon the written order of the Company, signed by the Chairman of the Board of Directors, the President or a Vice President or the Treasurer or an Assistant Treasurer of the Company.

     SECTION 6.6.    Compensation and Expenses of Trustee.
                     ------------------------------------

     The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed to in writing between the Company and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify each of the Trustee or any predecessor Trustee (and its officers, agents, directors and employees) for, and to hold it harmless against, any and all loss, damage, claim, liability or expense including taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Company under this Section 6.6 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities.

     Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(d) or Section 5.1(e), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

     The provisions of this Section shall survive the termination of this Indenture.

     SECTION 6.7.    Officers' Certificate as Evidence.
                     ---------------------------------

     Except as otherwise provided in Sections 6.1 and 6.2, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed), in the absence of negligence or bad faith on the part of the Trustee, may be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

     SECTION 6.8.    Conflicting Interest of Trustee.
                     -------------------------------

     If the Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee and the Company shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act, subject to the penultimate paragraph thereof.

     SECTION 6.9.    Eligibility of Trustee.
                     ----------------------

     The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or any state or territory thereof or of the District of Columbia or a corporation or other Person permitted to act as trustee by the Commission authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least ____ million U.S. dollars ($__________) and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 6.9 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

     The Company may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Company, serve as Trustee.

     In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.9, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

     SECTION 6.10.   Resignation or Removal of Trustee.
                     ---------------------------------

     (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign by giving written notice of such resignation to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or trustees by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the mailing of such notice of resignation to the Company, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide holder of a Security for at least six months may, subject to the provisions of Section 5.9, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

     (b)  In case at any time any of the following shall occur,

          (i)   the Trustee shall fail to comply with the provisions of Section
     6.8 after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months,

          (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Securityholder, or

          (iii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 5.9, any Securityholder who has been a bona fide holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

     (c) The holders of a majority in aggregate principal amount of the Securities at the time outstanding may at any time remove the Trustee and nominate a successor trustee, which shall be deemed appointed as successor trustee unless within 10 days after such nomination the Company objects thereto or if no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after such removal, in which case the Trustee so removed or any Securityholder, upon the terms and conditions and otherwise as in subsection (a) of this Section 6.10 provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

     (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 6.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.11.

     SECTION 6.11.   Acceptance by Successor Trustee.
                     -------------------------------

     Any successor trustee appointed as provided in Section 6.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the retiring trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act, upon payment of any amounts then due it pursuant to the provisions of Section 6.6, shall execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring trustee thereunder. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act, nevertheless, shall retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 6.6.

     No successor trustee shall accept appointment as provided in this Section
6.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 6.8 and eligible under the provisions of Section 6.9.

     Upon acceptance of appointment by a successor trustee as provided in this
Section 6.11, the Company shall mail notice of the succession of such trustee hereunder to the holders of Securities at their addresses as they shall appear on the Security register. If the Company fails to mail such notice within 10 days after the acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

     SECTION 6.12.   Succession by Merger, Etc.
                     --------------------------

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto.

     In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which the Securities or this Indenture elsewhere provides that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

     SECTION 6.13.   Limitation on Rights of Trustee as a Creditor.
                     ---------------------------------------------

     The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship described in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to
Section 311(a) of the Trust Indenture Act to the extent included therein.

     SECTION 6.14.   Authenticating Agents.
                     ---------------------

     There may be one or more Authenticating Agents appointed by the Trustee with power to act on its behalf and subject to its direction in the authentication and delivery of Securities issued upon exchange or transfer thereof as fully to all intents and purposes as though any such Authenticating Agent had been expressly authorized to authenticate and deliver Securities; provided, that the Trustee shall have no liability to the Company for any acts or omissions of the Authenticating Agent with respect to the authentication and delivery of Securities. Any such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States or of any state or territory thereof or of the District of Columbia authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of at least $________ and being subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section 6.14 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect herein specified in this Section.

     Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this
Section 6.14 without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent.

     Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 6.14, the Trustee may promptly appoint a successor Authenticating Agent eligible under this Section 6.14, shall give written notice of such appointment to the Company and shall mail notice of such appointment to all Securityholders as the names and addresses of such holders appear on the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein.

     The Company agrees to pay to any Authenticating Agent from time to time reasonable compensation for its services. Any Authenticating Agent shall have no responsibility or liability for any action taken by it as such in accordance with the directions of the Trustee.

                                  ARTICLE VII

                        CONCERNING THE SECURITYHOLDERS

     SECTION 7.1.    Action by Securityholders.
                     -------------------------

     Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Securities may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Securityholders in person or by agent or proxy appointed in writing, or (b) by the record of such holders of Securities voting in favor thereof at any meeting of such Securityholders duly called and held in accordance with the provisions of Article VIII, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Securityholders.

     If the Company shall solicit from the Securityholders any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, as evidenced by an Officers' Certificate, fix in advance a record date for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action or to revoke any such action, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action or revocation may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Securityholders for the purposes of determining whether Securityholders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the Outstanding Securities shall be computed as of the record date; provided, however, that no such authorization, agreement or consent by such Securityholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

     SECTION 7.2.   Proof of Execution by Securityholders.
                    -------------------------------------

     Subject to the provisions of Section 6.1, 6.2 and 8.5, proof of the execution of any instrument by a Securityholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Securities shall be proved by the Security Register or by a certificate of the Security registrar. The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

     The record of any Securityholders' meeting shall be proved in the manner provided in Section 8.6.

     SECTION 7.3.   Who Are Deemed Absolute Owners.
                    ------------------------------

     Prior to due presentment for registration of transfer of any Security, the Company, the Trustee, any Authenticating Agent, any paying agent, any transfer agent and any Security registrar may deem the person in whose name such Security shall be registered upon the Security Register to be, and may treat him as, the owner of such Security (whether or not such Security shall be overdue) for the purpose of receiving payment of or on account of the principal of and premium, if any, and (subject to Section 2.5) interest on such Security and for all other purposes; and neither the Company nor the Trustee nor any Authenticating Agent nor any paying agent nor any transfer agent nor any Security registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being or upon his order shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Security.

     SECTION 7.4.   Securities Owned by Company Deemed Not Outstanding.
                    --------------------------------------------------

     In determining whether the holders of the requisite aggregate principal amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Company or any other obligor on the Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Securities which the Trustee actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this
Section 7.4 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Securities and that the pledgee is not the Company or any such other obligor or person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

     SECTION 7.5.   Revocation of Consents; Future Holders Bound.
                    --------------------------------------------

     At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.1, of the taking of any action by the holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any holder of a Security (or any Security issued in whole or in part in exchange or substitution therefor), subject to Section 7.1, the serial number of which is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee at its Principal Office and upon proof of holding as provided in Section 7.2, revoke such action so far as concerns such Security (or so far as concerns the principal amount represented by any exchanged or substituted Security). Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, and of any Security issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Security or any Security issued in exchange or substitution therefor.

                                 ARTICLE VIII

                           SECURITYHOLDERS' MEETINGS

     SECTION 8.1.   Purposes of Meetings.
                    --------------------

     A meeting of Securityholders may be called at any time and from time to time pursuant to the provisions of this Article VIII for any of the following purposes:

     (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article V;

     (b) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article VI;

     (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 9.2; or

     (d) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of such Securities under any other provision of this Indenture or under applicable law.

     SECTION 8.2.   Call of Meetings by Trustee.
                    ---------------------------

     The Trustee may at any time call a meeting of Securityholders to take any action specified in Section 8.1, to be held at such time and at such place in ___________________, as the Trustee shall determine. Notice of every meeting of the Securityholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to holders of Securities at their addresses as they shall appear on the Securities Register. Such notice shall be mailed not less than 20 nor more than 180 days prior to the date fixed for the meeting.

     SECTION 8.3.   Call of Meetings by Company or Securityholders.
                    ----------------------------------------------

     In case at any time the Company pursuant to a resolution of the Board of Directors, or the holders of at least 10% in aggregate principal amount of the Securities then outstanding, shall have requested the Trustee to call a meeting of Securityholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Securityholders may determine the time and the place in said ________________ for such meeting and may call such meeting to take any action authorized in Section 8.1, by mailing notice thereof as provided in
Section 8.2.

     SECTION 8.4.   Qualifications for Voting.
                    -------------------------

     To be entitled to vote at any meeting of Securityholders a person shall (a) be a holder of one or more Securities or (b) be a person appointed by an instrument in writing as proxy by a holder of one or more Securities. The only persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

     SECTION 8.5.   Regulations.
                    -----------

     Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

     The Trustee, by an instrument in writing, shall appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 8.3, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

     Subject to the provisions of Section 8.4, at any meeting each holder of Securities or proxy therefor shall be entitled to one vote for each $__ principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Securityholders. Any meeting of Securityholders duly called pursuant to the provisions of Section 8.2 or 8.3 may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

     The Persons entitled to vote a majority in principal amount of the outstanding Securities shall constitute a quorum for a meeting of holders of Securities; provided, however, that if any action is to be taken at such meeting with respect to a consent, waiver, request, demand, notice, authorization, direction or other action which may be given by the holders of not less than a specified percentage in principal amount of the outstanding Securities, the Persons holding or representing such specified percentage in principal amount of the outstanding Securities will constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting, if convened at the request of holders of Securities, shall be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 8.2, except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the outstanding Securities which shall constitute a quorum.

     Except as limited by the first proviso to the first paragraph of Section 9.2, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the holders of a majority in principal amount of the outstanding Securities; provided, however, that, except as limited by the first proviso to the first paragraph of Section 9.2, any resolution with respect to any consent, waiver, request, demand, notice, authorization, direction or other action which this Indenture expressly provides may be given by the holders of not less than a specified percentage in principal amount of the outstanding Securities may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid only by the affirmative vote of the holders of not less than such specified percentage in principal amount of the outstanding Securities.

     Any resolution passed or decision taken at any meeting of holders of Securities duly held in accordance with this Section shall be binding on all the holders of Securities whether or not present or represented at the meeting.

     SECTION 8.6.   Voting.
                    ------

     The vote upon any resolution submitted to any meeting of holders of Securities shall be by written ballots on which shall be subscribed the signatures of such holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 8.2. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. The holders of Securities shall vote or consent for all purposes as a single class.

     Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                  ARTICLE IX

                                  AMENDMENTS

     SECTION 9.1.   Without Consent of Securityholders.
                    ----------------------------------

     The Company and the Trustee may from time to time and at any time amend the Indenture, without the consent of the Securityholders, for one or more of the following purposes:

     (a) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article X hereof;

     (b) to add to the covenants of the Company such further covenants, restrictions or conditions for the protection of the Securityholders as the Board of Directors and the Trustee shall consider to be for the protection of the Securityholders, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such amendment may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

     (c) to provide for the issuance under this Indenture of Securities in physical form (including Securities registrable as to principal only) and to provide for exchangeability of such Securities with the Securities issued hereunder in fully registered form and to make all appropriate changes for such purpose;

     (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture; provided that any such action shall not materially adversely affect the interests of the holders of the Securities;

     (e) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities;

     (f) to make provision for transfer procedures, certification, book-entry provisions, and all other matters required pursuant to Section 2.6 or otherwise necessary, desirable or appropriate in connection with the issuance of Securities to holders of Capital Securities in the event of a distribution of Securities by LFC Trust following a Dissolution Event;

     (g) to qualify or maintain qualification of this Indenture under the Trust Indenture Act; or

     (h) to make any change that does not adversely affect the rights of any Securityholder in any material respect.

     The Trustee is hereby authorized to join with the Company in the execution of any supplemental indenture to effect such amendment, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Any amendment to the Indenture authorized by the provisions of this Section
9.1 may be executed by the Company and the Trustee without the consent of the holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 9.2.

     SECTION 9.2.   With Consent of Securityholders.
                    -------------------------------

     With the consent (evidenced as provided in Section 7.1) of the holders of a majority in aggregate principal amount of the Securities at the time outstanding, the Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time amend the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the holders of the Securities; provided, however, that no such amendment shall without the consent of the holders of each Security then outstanding and affected thereby (i) extend the Maturity Date of any Security, or reduce the rate or extend the time of payment of interest thereon (except as contemplated by Article XVI), or reduce the principal amount thereof, or reduce any amount payable on prepayment thereof, or make the principal thereof or any interest or premium thereon payable in any coin or currency other than that provided in the Securities, or impair or affect the right of any Securityholder to institute suit for payment thereof, or (ii) reduce the aforesaid percentage of Securities the holders of which are required to consent to any such amendment to the Indenture, provided, however, that if the Securities are held by LFC Trust, such amendment shall not be effective until the holders of a majority in liquidation amount of Trust Securities shall have consented to such amendment; and provided, further, that if the consent of the holder of each outstanding Security is required, such amendment shall not be effective until each holder of the Trust Securities shall have consented to such amendment.

     Upon the request of the Company accompanied by a copy of a Board Resolution authorizing the execution of any supplemental indenture affecting such amendment, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

     Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall transmit by mail, first class postage prepaid, a notice, prepared by the Company, setting forth in general terms the substance of such supplemental indenture, to the Securityholders as their names and addresses appear upon the Security Register. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     It shall not be necessary for the consent of the Securityholders under this
Section 9.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     SECTION 9.3.   Compliance with Trust Indenture Act; Effect of
                    ----------------------------------------------
                    Supplemental Indentures.
                    -----------------------

     Any supplemental indenture executed pursuant to the provisions of this
Article IX shall comply with the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of this Article IX, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     SECTION 9.4.   Notation on Securities.
                    ----------------------

     Securities authenticated and delivered after the execution of any supplemental indenture affecting such Securities pursuant to the provisions of this Article IX may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Trustee or the Authenticating Agent and delivered in exchange for the Securities then outstanding.

     SECTION 9.5.   Evidence of Compliance of Supplemental Indenture to be
                    ------------------------------------------------------
                    Furnished to the Trustee.
                    ------------------------

     The Trustee, subject to the provisions of Sections 6.1 and 6.2, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article IX.

     The Trustee may receive an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article is authorized or permitted by, and conforms to, the terms of this Article and that it is proper for the Trustee under the provisions of this Article to join in the execution thereof.

                                   ARTICLE X

               CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

     SECTION 10.1.  Company May Consolidate, Etc., on Certain Terms.
                    -----------------------------------------------

     Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Company with or into any other Person (whether or not affiliated with the Company, as the case may be), or successive consolidations or mergers in which the Company, or its successor or successors, as the case may be, shall be a party or parties, or shall prevent any sale, conveyance, transfer or lease of the property of the Company, or its successor or successors, as the case may be, as an entirety, or substantially as an entirety, to any other Person (whether or not affiliated with the Company, or its successor or successors, as the case may be) authorized to acquire and operate the same; provided, that (a) the Company is the surviving Person, or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, conveyance, transfer or lease of property is made is a Person organized and existing under the laws of the United States or any State thereof or the District of Columbia, and (b) upon any such consolidation or merger in which the Company is not the surviving Person or any such sale, conveyance, transfer or lease of the property of the Company as an entirety, or substantially as an entirety, to any other Person, the due and punctual payment of the principal of (and premium, if any) and interest on the Securities according to their tenor and the due and punctual performance and observance of all the covenants and conditions of this Indenture to be kept or performed by the Company shall be expressly assumed, by supplemental indenture (which shall conform to the provisions of the Trust Indenture Act, as then in effect) satisfactory in form to the Trustee executed and delivered to the Trustee by the Person formed by such consolidation, or into which the Company shall have been merged, or by the Person which shall have acquired such property, as the case may be, and (c) after giving effect to such consolidation, merger, sale, conveyance, transfer or lease, no Default or Event of Default shall have occurred and be continuing.

     SECTION 10.2.  Successor Corporation to be Substituted for Company.
                    ---------------------------------------------------

     In case of any such consolidation, merger, conveyance or transfer and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest on all of the Securities and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company, such successor Person shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and the Company thereupon shall be relieved of any further liability or obligation hereunder or upon the Securities. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of LIFE Financial Corporation, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee or the Authenticating Agent; and, upon the order of such successor Person instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee or the Authenticating Agent shall authenticate and deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee or the Authenticating Agent for authentication, and any Securities which such successor Person thereafter shall cause to be signed and delivered to the Trustee or the Authenticating Agent for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Indentures had been issued at the date of the execution hereof.

     SECTION 10.3.  Opinion of Counsel to be Received by Trustee.
                    --------------------------------------------

     The Trustee, subject to the provisions of Sections 6.1 and 6.2, may receive an Opinion of Counsel as conclusive evidence that any consolidation, merger, sale, conveyance, transfer or lease, and any assumption, permitted or required by the terms of this Article X complies with the provisions of this Article X. The Trustee is not obligated to receive such an Opinion of Counsel in any case.

                                  ARTICLE XI

                    SATISFACTION AND DISCHARGE OF INDENTURE

     SECTION 11.1.  Discharge of Indenture.
                    ----------------------

     When (a) the Company shall deliver to the Trustee for cancellation all Securities theretofore authenticated (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced as provided in
Section 2.7) and not theretofore canceled, or (b) all the Securities not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for prepayment within one year under arrangements satisfactory to the Trustee for the giving of notice of prepayment, and the Company shall deposit with the Trustee, in trust, funds sufficient to pay on the Maturity Date or upon prepayment all of the Securities (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced as provided in Section 2.7) not theretofore canceled or delivered to the Trustee for cancellation, including principal and premium, if any, and interest due or to become due to the Maturity Date or prepayment date, as the case may be, but excluding, however, the amount of any monies for the payment of principal of or premium, if any, or interest on the Securities (1) theretofore repaid to the Company in accordance with the provisions of Section 11.4, or (2) paid to any State or to the District of Columbia pursuant to its unclaimed property or similar laws, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect except for the provisions of Sections 2.2, 2.6, 2.7, 3.1, 3.2, 3.4, 6.6, 6.10 and 11.4 hereof, which shall survive until such Securities shall mature and be paid. Thereafter, Sections 6.6, 6.10 and 11.4 shall survive, and the Trustee, on demand of the Company accompanied by any Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; provided that the Company hereby agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Securities.

     SECTION 11.2.  Deposited Monies and U.S.  Government Obligations to be Held
                    ------------------------------------------------------------
                    in Trust by Trustee.
                    -------------------

     Subject to the provisions of Section 11.4, all monies and U.S. Government Obligations deposited with the Trustee pursuant to Sections 11.1 or 11.5 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the holders of the particular Securities for the payment of which such monies or U.S. Government Obligations have been deposited with the Trustee, of all sums due and to become due thereon for principal, premium, if any, and interest.

     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 11.5 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the holders of outstanding Securities.

     SECTION 11.3.  Paying Agent to Repay Monies Held.
                    ---------------------------------

     Upon the satisfaction and discharge of this Indenture all monies then held by any paying agent of the Securities (other than the Trustee), upon written demand of the Company, shall be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such monies.

     SECTION 11.4.  Return of Unclaimed Monies.
                    --------------------------

     Any monies deposited with or paid to the Trustee or any paying agent for payment of the principal of or premium, if any, or interest on Securities and not applied but remaining unclaimed by the holders of Securities for two years after the date upon which the principal of or premium, if any, or interest on such Securities, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee or such paying agent on Company Request; and the holder of any of the Securities shall thereafter look only to the Company for any payment which such holder may be entitled to collect and all liability of the Trustee or such paying agent with respect to such monies shall thereupon cease.

     SECTION 11.5.  Defeasance Upon Deposit of Monies or U.S.  Government
                    -----------------------------------------------------
                    Obligations.
                    -----------

     The Company shall be deemed to have been Discharged (as defined below) from its obligations with respect to the Securities on the 91st day after the conditions set forth below have been satisfied:

     (a) The Company shall have deposited or caused to be deposited irrevocably with the Trustee or the Defeasance Agent (as defined below) as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Securities (i) money in an amount, or (ii) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination of (i) and (ii), sufficient, in the opinion (with respect to (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee and the Defeasance Agent, if any, to pay and discharge each installment of principal of and interest and premium, if any, on the outstanding Securities on the dates such installments of principal, interest or premium are due;

     (b) if the Securities are then listed on any national securities exchange or quoted on the National Market System of the Nasdaq Stock Market, the Company shall have delivered to the Trustee and the Defeasance Agent, if any, an Opinion of Counsel to the effect that the exercise of the option under this Section 11.5 would not cause such Securities to be delisted or removed from such exchange or quotation system;

     (c) no Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit;

     (d) the Company shall have delivered to the Trustee and the Defeasance Agent, if any, an Opinion of Counsel to the effect that holders of the Securities will not recognize income, gain or loss for United States federal income tax purposes as a result of the exercise of the option under this Section
11.5 and will be subject to United States federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised, and such opinion shall be based on a statute so providing or be accompanied by a private letter ruling to that effect received from the United States Internal Revenue Service or a revenue ruling pertaining to a comparable form of transaction to that effect published by the United States Internal Revenue Service; and

     (e) the Company shall have delivered to the Trustee and the Defeasance Agent, if any, an Officers' Certificate stating that in the opinion of the signers all conditions precedent provided for in this Section 11.5 have been compiled with.

     "Discharged" means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities and to have satisfied all the obligations under this Indenture relating to the Securities (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except (A) the rights of holders of Securities to receive, from the trust fund described in clause (1) above, payment of the principal of and the interest and premium, if any, on the Securities when such payments are due; (B) the Company's obligations with respect to the Securities under Sections 2.2, 2.6, 2.7, 3.2, 3.4, 6.10 and 11.4; and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder.

     "Defeasance Agent" means another financial institution which is eligible to act as Trustee hereunder and which assumes all of the obligations of the Trustee necessary to enable the Trustee to act under this Article. In the event such a Defeasance Agent is appointed pursuant to this Section, the following conditions shall apply:

     (a) The Trustee shall have approval rights over the document appointing such Defeasance Agent and the document setting forth such Defeasance Agent's rights and responsibilities; and

     (b) The Defeasance Agent shall provide verification to the Trustee acknowledging receipt of sufficient money and/or U.S. Government Obligations to meet the applicable conditions set forth in this Section 11.5.

                                  ARTICLE XII

                   IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                            OFFICERS AND DIRECTORS

     SECTION 12.1.  Indenture and Securities Solely Corporate Obligations.
                    -----------------------------------------------------

     No recourse for the payment of the principal of or premium, if any, or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor Person to the Company, either directly or through the Company or any successor Person to the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.

                                 ARTICLE XIII

                           MISCELLANEOUS PROVISIONS

     SECTION 13.1.  Successors.
                    ----------

     All the covenants, stipulations, promises and agreements in this Indenture contained by the Company shall bind its successors and assigns whether so expressed or not.

     SECTION 13.2.  Official Acts by Successor Corporation.
                    --------------------------------------

     Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

     SECTION 13.3.  Surrender of Company Powers.
                    ---------------------------

     The Company by instrument in writing executed by authority of 2/3 (two-thirds) of its Board of Directors and delivered to the Trustee may surrender any of the powers reserved to the Company, and thereupon such power so surrendered shall terminate both as to the Company, as the case may be, and as to any successor Person.

     SECTION 13.4.  Addresses for Notices, Etc.
                    ---------------------------

     Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities on the Company may be given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee for the purpose) to the Company, 10540 North Magnolia Avenue, Unit B, Riverside, California 92505, Attention: Chief Executive Officer. Any notice, direction, request or demand by any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the office of the Trustee, Two International Place, Boston, Massachusetts 02110,
Attention: Corporate Trustee Administration Department (unless another address is provided by the Trustee to the Company for the purpose).

     Any notice or communication to a holder shall be mailed by first class mail to his or her address shown on the register kept by the Registrar. Failure to mail a notice or communication to a holder or any defect in it shall not affect its sufficiency with respect to other holders.

     SECTION 13.5.  Governing Law.
                    -------------

     This Indenture and each Security shall be deemed to be a contract made under the laws of the State of Delaware, and for all purposes shall be governed by and construed in accordance with the laws of said State, without regard to conflicts of laws principles thereof.

     SECTION 13.6.  Evidence of Compliance with Conditions Precedent.
                    ------------------------------------------------

     Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that in the opinion of the signers all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

     Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture (except pursuant to Section 3.5) shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     SECTION 13.7.  Business Days.
                    -------------

     In any case where the date of payment of principal of or premium, if any, or interest on the Securities will not be a Business Day, the payment of such principal of or premium, if any, or interest on the Securities need not be made on such date but may be made on the next succeeding Business Day, except that if such next succeeding Business Day falls in the next succeeding Calendar Year, such payment shall be made on the immediately preceding Business Day, with the same force and effect as if made on the date of payment and no interest shall accrue for the period from and after such date.

     SECTION 13.8.  Trust Indenture Act to Control.
                    ------------------------------

     If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

     SECTION 13.9.  Table of Contents, Headings, Etc.
                    ---------------------------------

     The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

     SECTION 13.10.  Execution in Counterparts.
                     -------------------------

     This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     SECTION 13.11.  Separability.
                     ------------

     In case any one or more of the provisions contained in this Indenture or in the Securities shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of the Securities, but this Indenture and the Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

     SECTION 13.12.  Assignment.
                     ----------

     The Company will have the right at all times to assign any of its respective rights or obligations under this Indenture to a direct or indirect wholly owned Subsidiary of the Company, provided that, in the event of any such assignment, the Company will remain primarily liable for all its obligations. Subject to the foregoing, the Indenture is binding upon and inures to the benefit of the parties thereto and their respective successors and assigns. This Indenture may not otherwise be assigned by the parties thereto.

     SECTION 13.13.  Acknowledgment of Rights.
                     ------------------------

     The Company acknowledges that, with respect to any Securities held by LFC Trust or a trustee of such trust, if the Property Trustee of such Trust fails to enforce its rights under this Indenture as the holder of the Securities held as the assets of LFC Trust, any holder of Capital Securities may institute, to the fullest extent permitted by law, legal proceedings directly against the Company to enforce such Property Trustee's rights under this Indenture without first instituting any legal proceedings against such Property Trustee or any other person or entity. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to pay principal of or premium, if any, or interest on the Securities when due, the Company acknowledges that a holder of Capital Securities may directly institute a proceeding for enforcement of payment to such holder of the principal of or premium, if any, or interest on the Securities having a principal amount equal to the aggregate liquidation amount of the Capital Securities of such holder on or after the respective due date specified in the Securities.

                                  ARTICLE XIV

                   PREPAYMENT OF SECURITIES -- MANDATORY AND
                             OPTIONAL SINKING FUND

     SECTION 14.1.  Special Event Repayment.
                    -----------------------

     If a Special Event has occurred and is continuing then, notwithstanding
Section 14.2(a) but subject to Section 14.2(c), the Company shall have the right at any time prior to the Initial Optional Prepayment Date, upon (i) not less than 45 days written notice to the Trustee, which notice shall be accompanied by an Officers' Certificate certifying that a Special Event entitling the Company to prepay the Securities pursuant to this Section, has occurred and (ii) not less than 30 days nor more than 60 days written notice to the Securityholders, to prepay the Securities, in whole, but not in part, within 90 days following the occurrence of such Special Event at the Special Event Prepayment Price. The Special Event Prepayment Price shall be paid prior to 12:00 noon, New York time, on the date of such prepayment or such earlier time as the Company determines, provided that the Company shall deposit with the Trustee an amount sufficient to pay the Special Event Prepayment Price by 10:00 a.m., New York time, on the date such Special Event Prepayment Price is to be paid. The Company shall provide the Trustee with written notice of the Special Event Prepayment Price promptly after the calculation thereof, which notice shall include any calculation made in connection with the determination of the Special Event Prepayment Price.

     SECTION 14.2.  Optional Prepayment by Company.
                    ------------------------------

     (a) Subject to the provisions of this Article XIV, including but not limited to Section 14.2(c), the Company shall have the right to prepay the Securities, in whole or in part, from time to time, on or after the Initial Optional Prepayment Date at an optional prepayment price (the "Optional Prepayment Price") equal to the percentage of the outstanding principal amount of the Securities specified below, plus, in each case, accrued interest thereon (including Additional Interest and Compounded Interest, if any) to the applicable date of prepayment:


On or after _________, __________: 100.000%.

     If the Securities are only prepaid redeemed pursuant to this Section 14.2, the Securities will be prepaid by lot or by any other method utilized by the Trustee; provided, that if at the time of prepayment the Securities are registered as a Global Security, the Depositary shall determine, in accordance with its procedures, the principal amount of such Securities held for the account of its participants to be prepaid. The Optional Prepayment Price shall be paid prior to 12:00 noon, New York time, on the date of such prepayment or at such earlier time as the Company determines, provided that the Company shall deposit with the Trustee an amount sufficient to pay the Optional Prepayment Price by 10:00 a.m., New York time, on the date such Optional Prepayment Price is to be paid.

     (b) Notwithstanding the first sentence of Section 14.2, upon the entry of an order for dissolution of LFC Trust by a court of competent jurisdiction, the Securities thereafter will be subject to optional prepayment, in whole only, but not in part, on or after ___________________, at the Optional Prepayment Price and otherwise in accordance with this Article XIV.

     (c) Any prepayment of Securities pursuant to Section 14.1 or Section 14.2 shall be subject to the receipt by the Company of any required regulatory approval, if then required.

     SECTION 14.3.  No Sinking Fund.
                    ---------------

     The Securities are not entitled to the benefit of any sinking fund.

     SECTION 14.4.  Notice of Prepayment; Selection of Securities.
                    ---------------------------------------------

     In case the Company shall desire to exercise the right to prepay all, or, as the case may be, any part of the Securities in accordance with their terms, it shall fix a date for prepayment and shall mail a notice of such prepayment at least 30 and not more than 60 days prior to the date fixed for prepayment to the holders of Securities so to be prepaid as a whole or in part at their last addresses as the same appear on the Security Register. Such mailing shall be by first class mail. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Security designated for prepayment as a whole or in part shall not affect the validity of the proceedings for the prepayment of any other Security.

     Each such notice of prepayment shall specify the CUSIP number of the Securities to be prepaid, the date fixed for prepayment, the Prepayment Price at which the Securities are to be prepaid (or the method by which such Prepayment Price is to be calculated), the place or places of payment, that payment will be made upon presentation and surrender of the Securities, that interest accrued to the date fixed for prepayment will be paid as specified in said notice, and that on and after said date interest thereon or on the portions thereof to be prepaid will cease to accrue. If less than all the Securities are to be prepaid the notice of prepayment shall specify the numbers of the Securities to be prepaid. In case any Security is to be prepaid in part only, the notice of prepayment shall state the portion of the principal amount thereof to be prepaid and shall state that on and after the date fixed for prepayment, upon surrender of such Security, a new Security or Securities in principal amount equal to the portion thereof not prepaid will be issued.

     By 10:00 a.m. New York time on the prepayment date specified in the notice of prepayment given as provided in this Section, the Company will deposit with the Trustee or with one or more paying agents an amount of money sufficient to prepay on the prepayment date all the Securities so called for prepayment at the appropriate Prepayment Price, together with accrued interest to the date fixed for prepayment.

     The Company will give the Trustee notice not less than 45 days prior to the prepayment date as to the aggregate principal amount of Securities to be prepaid and the Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Securities or portions thereof to be prepaid.

     SECTION 14.5.  Payment of Securities Called for Prepayment.
                    -------------------------------------------

     If notice of prepayment has been given as provided in Section 14.4, the Securities or portions of Securities with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable Prepayment Price, together with interest accrued to the date fixed for prepayment (subject to the rights of holders of Securities on the close of business on a regular record date in respect of an Interest Payment Date occurring on or prior to the prepayment date), and on and after said date (unless the Company shall default in the payment of such Securities at the Prepayment Price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for prepayment shall cease to accrue. On presentation and surrender of such Securities at a place of payment specified in said notice, the said Securities or the specified portions thereof shall be prepaid by the Company at the applicable Prepayment Price, together with interest accrued thereon to the date fixed for prepayment (subject to the rights of holders of Securities on the close of business on a regular record date in respect of an Interest Payment Date occurring on or prior to the prepayment date).

     Upon presentation of any Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Security or Securities in principal amount equal to the portion of the Security so presented not prepaid.


                                  ARTICLE XV

                          SUBORDINATION OF SECURITIES

     SECTION 15.1.  Agreement to Subordinate.
                    ------------------------

     The Company covenants and agrees, and each holder of Securities issued hereunder likewise covenants and agrees, that the Securities shall be issued subject to the provisions of this Article XV; and each holder of a Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

     The payment by the Company of the principal of, premium, if any, and interest on all Securities issued hereunder, to the extent and in the manner hereinafter set forth, shall be subordinated and junior in right of payment to the prior payment in full of all Allocable Amounts with respect to Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred.

     No provision of this Article XV shall prevent the occurrence of any Default or Event of Default hereunder.

     SECTION 15.2.  Default on Senior Indebtedness.
                    ------------------------------

     In the event and during the continuation of any default by the Company in the payment of principal, premium, interest or any other payment due on any Senior Indebtedness, or in the event that the maturity of any Senior Indebtedness has been accelerated because of a default, then, in either case, no payment shall be made by the Company with respect to the principal (including prepayments) of or premium, if any, or interest on the Securities.

     In the event of the acceleration of the maturity of the Securities, then no payment shall be made by the Company with respect to the principal (including prepayments) of or premium, if any, or interest on the Securities until the holders of all Senior Indebtedness outstanding at the time of such acceleration shall receive payment in full of all Allocable Amounts due in respect of such Senior Indebtedness (including any amounts due upon acceleration).

     In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee when such payment is prohibited by the preceding paragraphs of this Section 15.2, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing, within 90 days of such payment of the Allocable Amounts then due and owing on such Senior Indebtedness and only the Allocable Amounts specified in such notice to the Trustee shall be paid to the holders of such Senior Indebtedness.

     SECTION 15.3.  Liquidation; Dissolution; Bankruptcy.
                    ------------------------------------

     Upon any payment by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all Allocable Amounts due upon all Senior Indebtedness of the Company shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made by the Company on account of the principal (and premium, if any) or interest on the Securities; and upon any such dissolution or winding-up or liquidation or reorganization, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Securityholders or the Trustee would be entitled to receive from the Company, except for the provisions of this Article XV, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Securityholders or by the Trustee under the Indenture if received by them or it, directly to the holders of Senior Indebtedness of the Company (pro rata to such holders on the basis of the respective Allocable Amounts of Senior Indebtedness held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Allocable Amounts in respect of such Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the Securityholders or to the Trustee.

     In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee before all Allocable Amounts in respect of Senior Indebtedness is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Allocable Amounts in respect of such Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness.

     For purposes of this Article XV, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article XV with respect to the Securities to the payment of Senior Indebtedness that may at the time be outstanding, provided that (i) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and
(ii) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the sale, conveyance, transfer or lease of its property as an entirety, or substantially as an entirety, to another Person upon the terms and conditions provided for in
Article X of this Indenture shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 15.3 if such other Person, as a part of such consolidation, merger, sale, conveyance, transfer or lease, shall comply with the conditions stated in Article X of this Indenture.

     SECTION 15.4.  Subrogation.
                    -----------

     Subject to the payment in full of all Allocable Amounts in respect of Senior Indebtedness, the rights of the Securityholders shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company, as the case may be, applicable to such Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Indebtedness of any cash, property or securities to which the Securityholders or the Trustee would be entitled except for the provisions of this Article XV, and no payment over pursuant to the provisions of this Article XV to or for the benefit of the holders of such Senior Indebtedness by Securityholders or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness of the Company, and the holders of the Securities, be deemed to be a payment by the Company to or on account of such Senior Indebtedness. It is understood that the provisions of this Article XV are and are intended solely for the purposes of defining the relative rights of the holders of the Securities, on the one hand, and the holders of such Senior Indebtedness on the other hand.

     Nothing contained in this Article XV or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness of the Company, and the holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Securities and creditors of the Company, as the case may be, other than the holders of Senior Indebtedness of the Company, as the case may be, nor shall anything herein or therein prevent the Trustee or the holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under the Indenture, subject to the rights, if any, under this Article XV of the holders of such Senior Indebtedness in respect of cash, property or securities of the Company, as the case may be, received upon the exercise of any such remedy.

     SECTION 15.5.  Trustee to Effectuate Subordination.
                    -----------------------------------

     Each Securityholder by such Securityholder's acceptance thereof authorizes and directs the Trustee on such Securityholder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this
Article XV and appoints the Trustee such Securityholder's attorney-in-fact for any and all such purposes.

     SECTION 15.6.  Notice by the Company.
                    ---------------------

     The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article XV. Notwithstanding the provisions of this
Article XV or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article XV, unless and until a Responsible Officer of the Trustee assigned to its Principal Office shall have received written notice thereof from the Company or a holder or holders of Senior Indebtedness or from any trustee therefor or representative thereof; and before the receipt of any such written notice, the Trustee, subject to the provisions of Article VI of this Indenture, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 15.6 at least two Business Days prior to the date (i) upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any) or interest on any Security), or (ii) monies and/or U.S. Government Obligations are deposited in trust pursuant to
Article XI then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and U.S. Government Obligations and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

     The Trustee, subject to the provisions of Article VI of this Indenture, shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness of the Company (or a trustee or representative on behalf of such holder) to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee or representative on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Senior Indebtedness to participate in any payment or distribution pursuant to this Article XV, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article XV, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     Upon any payment or distribution of assets of the Company referred to in this Article XV, the Trustee and the Securityholders shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Securityholders, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XV.

     SECTION 15.7.  Rights of the Trustee; Holders of Senior Indebtedness.
                    -----------------------------------------------------

     The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article XV in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

     With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article XV, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and, subject to the provisions of Article VI of this Indenture, the Trustee shall not be liable to any holder of Senior Indebtedness if it shall pay over or deliver to Securityholders, the Company or any other Person money or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article XV or otherwise.

     Nothing in this Article XV shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.6.

     SECTION 15.8.  Subordination May Not Be Impaired.
                    ---------------------------------

     No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

     Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Securityholders, without incurring responsibility to the Securityholders and without impairing or releasing the subordination provided in this Article XV or the obligations hereunder of the holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness, or otherwise amend or supplement in any manner such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness; (iii) release any Person liable in any manner for the collection of such Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

                                  ARTICLE XVI

                     EXTENSION OF INTEREST PAYMENT PERIOD

     SECTION 16.1.  Extension of Interest Payment Period.
                    ------------------------------------

     So long as no Event of Default has occurred and is continuing, the Company shall have the right, at any time and from time to time during the term of the Securities, to defer payments of interest by extending the interest payment period of such Securities for a period not exceeding 20 consecutive quarters, including the first such quarter during such extension period (the "Extension Period"), during which Extension Period no interest shall be due and payable; provided that no Extension Period shall end on a date other than an Interest Payment Date or extend beyond the Maturity Date. To the extent permitted by applicable law, interest, the payment of which has been deferred because of the extension of the interest payment period pursuant to this Section 16.1, will bear interest thereon at the Coupon Rate compounded quarterly, to the extent permitted by applicable law, for each quarter of the Extension Period ("Compounded Interest"). At the end of the Extension Period, the Company shall pay all interest accrued and unpaid on the Securities, including any Additional Interest and Compounded Interest (together, "Deferred Interest") that shall be payable to the holders of the Securities in whose names the Securities are registered in the Security Register on the first record date preceding the end of the Extension Period. Before the termination of any Extension Period, the Company may further defer payments of interest by further extending such period, provided that such period, together with all such previous and further extensions within such Extension Period, shall not exceed 20 consecutive quarters, including the first such quarter during such Extension Period, or extend beyond the Maturity Date. Upon the termination of any Extension Period and the payment of all Deferred Interest then due, the Company may commence a new Extension Period, subject to the foregoing requirements. No interest shall be due and payable during an Extension Period, except at the end thereof, but the Company may prepay at any time all or any portion of the interest accrued during an Extension Period.



     SECTION 16.2.  Notice of Extension.
                    -------------------

     (a) If the Property Trustee is the only registered holder of the Securities at the time the Company selects an Extension Period, the Company shall give written notice to the Administrators, the Property Trustee and the Trustee of its selection of such Extension Period five Business Days before the earlier of (i) the next succeeding date on which Distributions on the Trust Securities issued by LFC Trust are payable, or (ii) the date LFC Trust is required to give notice of the record date, or the date such Distributions are payable, to any national securities exchange or to holders of the Capital Securities issued by LFC Trust, but in any event at least five Business Days before such record date.

     (b) If the Property Trustee is not the only holder of the Securities at the time the Company selects an Extension Period, the Company shall give the holders of the Securities and the Trustee written notice of its selection of such Extension Period at least 10 Business Days before the earlier of (i) the next succeeding Interest Payment Date, or (ii) the date the Company is required to give notice of the record or payment date of such interest payment to any national securities exchange.

     (c)  The quarter in which any notice is given pursuant to paragraphs (a) or
(b) of this Section 16.2 shall be counted as one of the 20 quarters permitted in the maximum Extension Period permitted under Section 16.1.


                                 ARTICLE XVII

                           CONVERSION OF SECURITIES

     SECTION 17.1.  Conversion Rights.
                    -----------------

     Subject to and upon compliance with the provisions of this Article XVII, the Securities are convertible, at the option of the holder, at any time on or before 5:00 p.m. (Eastern time) on the earlier of (i) the Business Day immediately preceding the date of repayment of such Securities, whether at maturity or upon prepayment, and (ii) the Conversion Termination Date of the Securities, into fully paid and nonassessable shares of Common Stock at a conversion rate of _______ shares of Common Stock for each Security (equivalent to a conversion price of $______ per share of Common Stock), subject to adjustment as described in this Article XVII (as so adjusted, the "Conversion Price"). A holder of Securities may convert any portion of the principal amount of the Securities into that number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing the principal amount of the Securities to be converted by the Conversion Price. In case a Security or portion thereof is called for prepayment, such conversion right in respect of the Security or portion so called shall expire at 5:00 p.m. (Eastern time) on the Business Day immediately preceding the corresponding Prepayment Date, unless the Company defaults in making the payment due upon prepayment.

     SECTION 17.2.  Conversion Procedures.
                    ---------------------

     (a) To convert all or a portion of the Securities, the holder thereof shall deliver to the Conversion Agent an irrevocable Notice of Conversion Request setting forth the principal amount of Securities to be converted, together with the name or names, if other than the holder, in which the shares of Common Stock should be issued upon conversion and, if such Securities are definitive Securities, surrender to the Conversion Agent the Securities to be converted, duly endorsed or assigned to the Company or in blank. In addition, a holder of Capital Securities may exercise its right under the Declaration to exchange such Capital Securities into Securities which will be converted into Common Stock by delivering to the Conversion Agent an irrevocable Conversion Request setting forth the information called for by the preceding sentence and directing the Conversion Agent (i) to exchange such Capital Security for a portion of the Securities held by the LFC Trust (at an exchange rate of $__ principal amount of Securities for each Capital Security) and (ii) to immediately convert such Securities, on behalf of such holder, into Common Stock pursuant to this Article XVII and, if such Capital Securities are in definitive form, surrendering such Capital Securities, duly endorsed or assigned to the Company or in blank. So long as any Capital Securities are outstanding, LFC Trust shall not convert any Securities except pursuant to a Conversion Request delivered to the Conversion Agent by a holder of Capital Securities.

     Holders of Securities at 5:00 p.m. (Eastern time) on a record date for a Interest Payment Date will be entitled to receive the interest payable on such Securities on the corresponding Interest Payment Date notwithstanding the conversion of such Securities following such record date but on or prior to such Interest Payment Date. Except as provided in the immediately preceding sentence, the Company will not make, or be required to make, any payment, allowance or adjustment for accumulated and unpaid interest, whether or not in arrears, on converted Securities; provided, however, that if notice of prepayment of Securities is mailed or otherwise given to holders of Securities or the LFC Trust issues a press release announcing a Conversion Termination Date, then, if any holder of Securities converts any Securities into Common Stock on any date on or after the date on which such notice of prepayment is mailed or otherwise given or the date of such press release, as the case may be, and if such date of conversion falls on any day from and including the first day of an Extension Period and on or prior to the Interest Payment Date upon which such Extension Period ends, such converting holder shall be entitled to receive either (i) if the date of such conversion falls after a record date and on or prior to the next succeeding Interest Payment Date, all accrued and unpaid interest on such Securities (including interest thereon, if any, to the extent permitted by applicable law) to such Interest Payment Date or (ii) if the date of such conversion does not fall on a date described in clause (i) above, all accrued and unpaid interest on such Securities (including interest thereon, if any, to the extent permitted by applicable law) to the most recent Interest Payment Date prior to the date of such conversion, which interest shall, in either such case, be paid to such converting holder unless the date of conversion of such Securities is on or prior to the Interest Payment Date upon which such Extension Period ends and after the record date for such Interest Payment Date, in which case such interest shall be paid to the person who was the holder of such Securities (or one or more predecessor Securities) at 5:00 p.m. (Eastern time) on such record date. Except as otherwise set forth above in this paragraph, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable, and the Company shall not make nor be required to make any other payment, adjustment or allowance with respect to accrued but unpaid interest (including Compounded Interest and Additional Interest, if any) on the Securities being converted, which shall be deemed to be paid in full. If any Security called for prepayment is converted, any money deposited with the Trustee or with any paying agent or so segregated and held in trust for the prepayment of such Security shall (subject to say right of the holder of such Security or any Predecessor Security to receive interest as provided in this Indenture) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

     Each conversion shall be deemed to have been effected immediately prior to 5:00 p.m. (Eastern time) on the day on which the Notice of Conversion was received (the "Conversion Date") by the Conversion Agent from the Securityholder or from a holder of the Capital Securities effecting a conversion thereof pursuant to its conversion rights under the Declaration, as the case may be.
The Person or Persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as a record holder or holders of such Common Stock as of the Conversion Date. As promptly as practicable on or after the Conversion Date, the Company shall issue and deliver at the office of the Conversion Agent, unless otherwise directed by the Securityholder in the Notice of Conversion, a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same. The Conversion Agent shall deliver such certificate or certificates to each Person or Persons.

     (b) Subject to any right of the holder of such Security or any Predecessor Security to receive interest as provided in Section 17.2(a), the Company's delivery upon conversion of the fixed number of shares of Common Stock into which the Securities are convertible (together with the cash payment, if any, in lieu of fractional shares) shall be deemed to satisfy the Company's obligation to pay the principal amount at maturity of the portion of Securities so converted and any unpaid interest (including Compounded Interest and Additional Interest, if any) accrued on such Securities at the time of such conversion.

     (c) No fractional shares of Common Stock will be issued as a result of conversion, but in lieu thereof, the Company shall pay to the Conversion Agent a cash adjustment in an amount equal to the same fraction of the Closing Price of such fractional interest on the date on which the Securities or Capital Securities, as the case may be, were duly surrendered to the Conversion Agent for conversion, or, if such day is not a Trading Day, on the next Trading Day, and the Conversion Agent in turn will make such payment, if any, to the holder of the Securities or the holder of the Capital Securities so converted.

     (d) In the event of the conversion of any Security in part only, a new Security or Securities for the unconverted portion thereof will be issued in the name of the holder thereof upon the cancellation thereof in accordance with
Section 2.7.

     (e) In effecting the conversion transactions described in this Section, the Conversion Agent is acting as agent of the holders of Capital Securities (in the exchange of Capital Securities for Securities) and as agent of the holders of Securities (in the conversion of Securities into Common Stock), as the case may be, directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Capital Securities for Securities held by LFC Trust from time to time in connection with the conversion of such Capital Securities in accordance with this Article XVII and (ii) to convert all or a portion of the Securities into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this Article XVII and to deliver to the LFC Trust a new Security or Securities for any resulting unconverted principal amount.

     (f) The Company shall pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities and the delivery of shares of Common Stock by the Trust to the Holder upon conversion. The Company shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the Securities so converted were registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Trust the amount of any such tax or has established to the satisfaction of the Trust that such tax has been paid.

     SECTION 17.3.  Conversion Price Adjustments.
                    ----------------------------

     The conversion price shall be subject to adjustment (without duplication) from time to time as follows:

     (a) In case the Company shall, while any of the Securities are outstanding, (i) pay a dividend or make a distribution with respect to its Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, the Conversion Price in effect immediately prior to such action shall be adjusted so that the holder of any Securities thereafter surrendered for conversion shall be entitled to receive the number of shares of capital stock of the Company which he would have owned immediately following such action had such Securities been converted immediately prior thereto. An adjustment made pursuant to this Section 17.3(a) shall become effective immediately after the record date in the case of a dividend or other distribution and shall become effective immediately after the effective date in case of a subdivision, combination or reclassification (or immediately after the record date if a record date shall have been established for such event). If, as a result of an adjustment made pursuant to this Section 17.3(a), the holder of any Security thereafter surrendered for conversion shall become entitled to receive shares of two or more classes or series of capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a resolution of the Board of Directors filed with the Trustee) shall determine the allocation of the adjusted Conversion Price between or among shares of such classes or series of capital stock.

     (b) In case the Company shall, while any of the Securities are outstanding, issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned in this Section 17.3(b)) to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of Common Stock (as defined in 17.3(f) below) on such record date, the Conversion Price for the Securities shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such Current Market Price, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. For the purposes of this subsection, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company shall not issue any rights or warrants in respect of the shares of Common Stock held in the treasury of the Company. In case any rights or warrants referred to in this subsection in respect of which an adjustment shall have been made shall expire unexercised within 45 days after the same shall have been distributed or issued by the Company, the Conversion Price shall be readjusted at the time of such expiration to the Conversion Price that would have been in effect if no adjustment had been made on account of the distribution or issuance of such expired rights or warrants.

     (c) Subject to the last sentence of this Section 17.3(c), in case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class or series of capital stock, cash or assets (including securities, but excluding any rights or warrants referred to in Section 17.3(b), any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in Section 17.3
(a)), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by Section 17.3(c) by a fraction of which the numerator shall be the Current Market Price per share of the Common Stock on the date fixed for the payment of such distribution (the "Reference Date") less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors), on the Reference Date, of the portion of the evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the Reference Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not occurred. If the Board of Directors determines the fair market value of any distribution for purposes of this
Section 17.3(c) by reference to the actual or when issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price per share of Common Stock. For purposes of this Section 17.3(c), any dividend or distribution that includes shares of Common Stock or rights or warrants to subscribe for or purchase shares of Common Stock shall be deemed instead to be
(1) a dividend or distribution of the evidences of indebtedness, shares of capital stock, cash or assets other than such shares of Common Stock or such rights or warrants (making any Conversion Price reduction required by this Section 17.3(c)) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (making any further Conversion Price reduction required by Section 17.3(a) or 17.3 (b)), except (A) the Reference Date of such dividend or distribution as defined in this Section 17.3(c) shall be substituted as (a) "the record date in the case of a dividend or other distribution," and (b) "the record date for the determination of stockholders entitled to receive such rights or warrants" and (c) "the date fixed for such determination" within the meaning of Sections 17.3(a) and 17.3(b) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed outstanding for purposes of computing any adjustment of the Conversion Price in Section 17.3(a).

     (d) In case the Company shall pay or make a dividend or other distribution on its Common Stock exclusively in cash (excluding all regular cash dividends, if the annualized amount thereof per share of Common Stock does not exceed 15% of the Current Market Price per share of the Common Stock on the Trading Day immediately preceding the date of declaration of such dividend), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this Section 17.3(d) by a fraction of which the numerator shall be the Current Market Price per share of the Common Stock on the date fixed for the payment of such distribution less the amount of cash so distributed and not excluded as provided applicable to one share of Common Stock and the denominator shall be such Current Market Price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the date fixed for the payment of such distribution; provided, however, that in the event the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price per share of the Common Stock on the record date mentioned above, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of Securities shall have the right to receive upon conversion the amount of cash such holder would have received had such holder converted each Security immediately prior to the record date for the distribution of the cash. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed.

     (e) In case a tender or exchange offer (other than an odd-lot offer) made by the Company or any subsidiary of the Company for all or any portion of the Common Stock shall expire and such tender or exchange offer shall involve the payment by the Company or such subsidiary of consideration per share of Common Stock having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds ___% of the Current Market Price per share of Common Stock on the Trading Day next succeeding the Expiration Time, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this Section 17.3(e) by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the Current Market Price per share of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Current Market Price per share of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time.

     (f)  For the purpose of any computation under Sections 17.3(b), (c), (d) or
(e), the "Current Market Price" per share of Common Stock on any date in question shall be deemed to be the average of the daily Closing Prices for the five consecutive Trading Days selected by the Company commencing not more than 20 Trading Days before, and ending not later than, the earlier of the day in question or, if applicable, the day before the "ex" date with respect to the issuance or distribution requiring such computation; provided, however, that if another event occurs that would require an adjustment pursuant to Sections 17.3(a) through (e), inclusive, the Board of Directors may make such adjustments to the Closing Prices during such five Trading Day period as it deems appropriate to effectuate the intent of the adjustments in this Section 17.3, in which case any such determination by the Board of Directors shall be set forth in a resolution of the Board of Directors and shall be conclusive. For purposes of this paragraph, the term "ex" date, (i) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the Nasdaq National Market or on such successor securities exchange as the Common Stock may be listed or in the relevant market from which the Closing Prices were obtained without the right to receive such issuance or distribution, and (ii) when used with respect to any tender or exchange offer, means the first date on which the Common Stock trades regular way on such securities exchange or in such market after the Expiration Time of such offer.

     (g) The Company may make such reductions in the Conversion Price, in addition to those required by Sections (a) through (e), as it considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes. The Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days, the reduction is irrevocable during the period, and the Board of Directors of the Company shall have made a determination that such reduction would be in the best interest of the Company, which determination shall be conclusive. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to holders of record of the Securities a notice of the reduction at least 15 days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period it will be in effect.

     (h) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price; provided, however, that any adjustments which by reason of this Section 17.3(h) are not required to be made shall be carried forward and taken into account in determining whether any subsequent adjustment shall be required.

     (i) If any action would require adjustment of the Conversion Price pursuant to more than one of the provisions described above, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value to the holder of the Securities.

     SECTION 17.4.  Reclassification, Consolidation, Merger or Sale of Assets.
                    -----------------------------------------------------------

     In the event that the Company shall be a party to any transaction, including without limitation (a) any recapitalization or reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Common Stock), (b) any consolidation of the Company with, or merger of the Company into any other Person, any merger of another Person into the Company (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), (c) any sale, transfer or lease of all or substantially all of the assets of the Company or (d) any compulsory share exchange, in each case pursuant to which the Common Stock is converted into the right to receive other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the holder of each Security then outstanding shall have the right thereafter to convert each Security only into the kind and amount of securities, cash or other property receivable upon consummation of such transaction by a holder of the number of shares of Common Stock of the Company into which such Security could have been converted immediately prior to such transaction.

     The Company or the Person formed by such consolidation or resulting from such merger or which acquired such assets or which acquires the Company's shares, as the case may be, shall make provision in its certificate or articles of incorporation or other constituent document to establish such right. Such certificate or articles of incorporation or other constituent document shall provide for adjustments which, for events subsequent to the effective date of such certificate or articles of incorporation or other constitution document, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article XVII. The above provisions shall similarly apply to successive transactions of the foregoing type.

     SECTION 17.5.  Notice of Adjustments of Conversion Price.
                    -----------------------------------------

     Whenever the Conversion Price is adjusted as herein provided:

     (a) The Company shall compute the adjusted Conversion Price and shall prepare a certificate signed by the Chief Financial Officer or the Treasurer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Trustee, the Conversion Agent and the transfer agent for the Capital Securities and the Securities; and

     (b) notice stating the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall as soon as practicable be mailed by the Company to all record holders of Capital Securities and the Securities at their last addresses as they appear upon the stock transfer books of the Company and the Trust.

     SECTION 17.6.  Prior Notice of Certain Events.
                    ------------------------------

     In case:

     (a) the Company shall (i) declare any dividend (or any other distribution) on its Common Stock, other than (A) a dividend payable in shares of Common Stock or (B) a dividend payable in cash that would not require an adjustment pursuant to Section 17.3(c) or (d), or (ii) authorize a tender or exchange offer that would require an adjustment pursuant to Section 17.3(e);

     (b) the Company shall authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or series or of any other rights or warrants;

     (c) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company shall be required, or the sale or transfer of all or substantially all of the assets of the Company or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

     (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; then the Company shall (1) if any Capital Securities are outstanding, cause to be filed with the transfer agent for the Capital Securities, and shall cause to be mailed to the holders of record of the Capital Securities, at their last addresses as they shall appear upon the stock transfer books of the LFC Trust or (2) shall cause to be mailed to all Securityholders at their last addresses as they shall appear in the Security Register, at least 15 days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

     Section 17.7.  Certain Defined Terms.
                    ---------------------

     The following definitions shall apply to terms used in this Article VII:

     (a) "Closing Prices" of any Security shall on any day shall mean the last reported sale price for such security, regular way, or such day or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, of such Security, in either case as reported on the NYSE Composite Tape or, if the Security is not listed or admitted to trading on the NYSE, on the principal national securities exchange on which such Security is listed or admitted to trading, or, if not listed or admitted to trading on a national securities exchange, on the National Market System of the National Association of Securities Dealers, Inc. or, if such Security is not quoted or admitted to trading on such quotation system, on the principal quotation system on which such Security is listed or admitted to trading or quoted, or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing bid and asked prices of such Security in the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or, if not so available in such manner, as furnished by any NYSE member firm selected from time to time by the Board of Directors for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors.

     (b) "Trading Day" shall mean a day on which securities are traded on the national securities exchange or quotation system used to determine the Closing Price.

     Section 17.8.  Benefit Plans.
                    -------------

     Notwithstanding the foregoing provisions, the issuance of any shares of Common Stock pursuant to any plan providing for the issuance of any shares of Common Stock or options or rights to purchase such shares pursuant to any employee benefit plan or program of the Company pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date the Securities were first issued, shall not be deemed to constitute an issuance of Common Stock or exercisable, exchangeable or convertible securities by the Company to which any of the adjustment provisions described above applies. There shall also be no adjustment of the Conversion Price in case of the issuance of any stock (or securities convertible into or exchangeable for stock) of the Company except as specifically described in this Article XVII.

     Section 17.9.  Certain Additional Rights.
                    -------------------------

     In case the Company shall, by dividend or otherwise, declare or make a distribution on its Common Stock referred to in Section 17.3(c) or (d) (including, without limitation, dividends or distributions referred to in the last sentence of Section 17.3(c)), the holder of the Securities, upon the conversion thereof subsequent to 5:00 p.m. (Eastern time) on the date fixed for the determination of stockholders entitled to receive such distribution and prior to the effectiveness of the Conversion Price adjustment in respect of such distribution, shall also be entitled to receive for each share of Common stock into which the Securities are converted, the portion of the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Common Stock; provided, however, that, at the election of the Company (whose election shall be evidenced by a resolution of the Board of Directors) with respect to all Securityholders so converting, the Company may, in lieu of distributing to such holder any portion of such distribution not consisting of cash or securities of the Company, pay such holder an amount in cash equal to the fair market value thereof (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors). If any conversion of Securities described in the immediately preceding sentence occurs prior to the payment date for a distribution to holders of Common Stock which the holder of Securities so converted is entitled to receive in accordance with the immediately preceding sentence, the Company may elect (such election to be evidenced by a resolution of the Board of Directors) to distribute to such holder a due bill for the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets to which such holder is so entitled, provided, that such due bill
(i) meets any applicable requirements of the principal national securities exchange or other market on which the Common Stock is then traded and (ii) requires payment or delivery of such shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets no later than the date of payment or delivery thereof to holders of shares of Common Stock receiving such distribution.

     Section 17.10.  Trustee Not Responsible for Determining Conversion Price or
                     -----------------------------------------------------------
                     Adjustments.
                     -----------

     Neither the Trustee nor any Conversion Agent shall at any time be under any duty or responsibility to any holder or any Security to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind of account) of any shares of Common Stock or of any securities or property, which may at any time be issued or delivered upon the conversion of any Security; and neither the Trustee nor any Conversion Agent makes any representation with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion, or, except as expressly herein provided, to comply with any of the covenants of the Company contained in Article III or Article XVII.

     Section 17.11.  Expiration of Conversion Rights.
                     -------------------------------

     (a) Right of Company to Terminate Conversion Rights. On and after ___________________, the Company may, at its option, cause the conversion rights of holders of Securities to terminate if (i) the Company is then current in the payment of interest on the Securities (including Compounded Interest and Additional Interest, if any) (except to the extent that the payment of interest may have been deferred as a result of any Extension Period) and (ii) for at least 20 Trading Days within any period of 30 consecutive Trading Days, including the last Trading Day of such period, the Closing Price of the Common Stock shall have exceeded ___% of the Conversion Price of the Securities then in effect.

     (b) Exercise of Option Prior to a Dissolution Event Distribution. To exercise its conversion expiration option prior to the distribution of Securities from LFC Trust to the holders of Capital Securities upon the occurrence of a Dissolution Event (a "Dissolution Event Distribution"), the Company shall give written notice to LFC Trust directing LFC Trust to issue the Press Release (as defined in Section 5(h) of Annex I of the Declaration), to cause the conversion rights of the holders of Capital Securities to expire. The Company shall also furnish a copy of such notice to the Trustee (and the Conversion Agent if the Trustee is not then serving as the Conversion Agent).
If LFC Trust fails to issue the Press Release within two (2) Business Days after its receipt of such notice, the Company may, on behalf of LFC Trust, issue the Press Release in accordance with the provisions of Section 5(h) of Annex I of the Declaration. The conversion rights of the holders of the Securities shall terminate simultaneously with the termination of the conversion rights of the holders of the Capital Securities.

     (c) Exercise of Option After a Dissolution Event Distribution. To exercise its conversion expiration option after a Dissolution Event Distribution, the Company shall issue a press release for publication on the Dow Jones News Service or on a comparable news service announcing the Conversion Termination Date of the Securities. Such press release must be issued prior to the opening of business on the second Trading Day after a period in which the conditions of
Section 17.11(a) have been met, but in no event prior to ___________________. Such press release shall state that the Company has elected to exercise its right to terminate the conversion privilege, specify the Conversion Termination Date of the Securities (as determined in the manner set forth below) and provide the Conversion Price and the Closing Price of Common Stock, in each case as of the close of business on the Trading Day next preceding the date of the press release. Additionally, the Company shall cause a notice of the expiration of conversion rights (a "Notice of Conversion Termination") to be given by first-class mail to the holder of Securities, the Trustee (and the Conversion Agent if the Trustee is not then serving as the Conversion Agent) not more than four Business Days after the Company issues the press release. The Notice of Conversion Termination shall state, as appropriate: (i) the Conversion Termination Date of the Securities; (ii) the Conversion Price of the Securities and the Closing Price of the Common Stock, in each case as of the close of business on the Trading Day next preceding the date of the Notice of Conversion Termination; (iii) the place or places at which a conversion notice with respect to Securities may be given to the Conversion Agent in accordance with Section
17.2 prior to the Conversion Termination Date of the Securities; and (iv) such other information or instructions as the Company deems necessary or advisable to enable Securityholder to exercise its conversion right hereunder. Notice of Conversion Termination shall be deemed to have been given on the day such notice is first mailed by first-class mail, postage prepaid, to each holder of Securities at the address of the holder appearing in the Security Register (whether or not the Securityholder receives the Notice of Conversion Termination). No defect in the Notice of Conversion Termination or in the mailing thereof with respect to any Securities shall affect the validity of the Company's exercise of its conversion expiration option if the press release referred to above shall have been issued.

     (d) Certain Definitions. The term "Conversion Termination Date" has the meaning assigned to such term in Section 5(h) of Annex I of the Declaration.
The "Conversion Termination Date of the Securities" shall be the close of business on the Business Day selected by the Company which is not less than 30 nor more than 60 calendar days after (1) the date on which LFC Trust issues the Press Release announcing LFC Trust's intention to terminate the conversion rights of the holders of the Capital Securities or (2) the date the Company issues the press release required by Section 17.11(c) announcing its intention to terminate the conversion rights of the holders of the Securities, as the case may be. If the Company does not exercise its conversion expiration option, the Conversion Termination Date of the Securities (i) with respect to any principal amount of Securities which is called for repayment shall be the close of business on the Business Day prior to the scheduled date for such repayment and
(ii) in any other case shall be the close of business on the Business Day prior to the Maturity Date of the Securities. As of the close of business on the earlier of the Conversion Termination Date or the Conversion Termination Date of the Securities, the Securities shall be deemed to be non-convertible securities.

     State Street Bank and Trust Company hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.


                              LIFE FINANCIAL CORPORATION

                              By ____________________________________
                              Daniel L. Perl
                              President and Chief Executive Officer


                              STATE STREET BANK AND TRUST COMPANY
                                         as Trustee

                              By ____________________________________
                                    ____________________________________
                                    ____________________________________
                                    Authorized Signatory

                                   EXHIBIT A

                          (FORM OF FACE OF SECURITY)


     [IF THE SECURITY IS A GLOBAL SECURITY, INSERT: -- THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

     UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

$___________ No.                                       CUSIP No.  ______________

                           LIFE FINANCIAL CORPORATION

                ____% JUNIOR CONVERTIBLE SUBORDINATED DEBENTURE
                             DUE ___________, ____

     LIFE Financial Corporation, a Delaware corporation (the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _________ or registered assigns, the principal sum of _____________ Dollars on ____________, 2027 (the "Maturity Date"), unless previously prepaid, and to pay interest on the outstanding principal amount hereof from _______________, 1997, or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, quarterly (subject to deferral as set forth herein) in arrears on March 15, June 15, September 15 and December 15 of each year, commencing March 15, 1998 at the rate of ____% per annum until the principal hereof shall have become due and payable, and at the same rate per annum on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum compounded quarterly. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months and, for any period less than a full calendar month, the number of days elapsed in such 30-day month. In the event that any date on which the principal of (or premium, if any) or interest on this Security is payable is not a Business Day, then the payment payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that if such next succeeding Business Day falls in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, with the same force and effect as if made on such date.

     The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Security (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be the first day of the month in which the relevant Interest Payment Date falls. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the holders on such regular record date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the holders of Securities not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

     The principal of (and premium, if any) and interest on this Security shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that, payment of interest may be made at the option of the Company by (i) check mailed to the holder entitled thereto at such address as shall appear in the Security Register or (ii) by wire transfer to an account maintained by the Person entitled thereto, provided that proper written wire transfer instructions have been received by the paying agent by the relevant record date. Notwithstanding the foregoing, so long as the holder of this Security is the Property Trustee, the payment of the principal of (and premium, if any) and interest on this Security will be made at such place and to such account as may be designated by the Property Trustee.

     The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Allocable Amounts in respect of Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

     This Security shall not be entitled to any benefit under the Indenture hereinafter referred to, or be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

     The provisions of this Security are continued on the reverse side hereof and such provisions shall for all purposes have the same effect as though fully set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

                              LIFE FINANCIAL CORPORATION

                              By: _______________________
                              Name:
                              Title



                              By: _______________________
                              Name:
                              Title:



                         CERTIFICATE OF AUTHENTICATION

     This is one of the Securities referred to in the within-mentioned
Indenture.

Dated ______________


State Street Bank and Trust Company,
as Trustee

By ____________________
 Authorized Signatory

                         (FORM OF REVERSE OF SECURITY)

     This Security is one of the Junior Convertible Subordinated Debentures of the Company (herein sometimes referred to as the "Securities"), specified in the Indenture, all issued or to be issued under and pursuant to an Indenture, dated as of _______________, 1997 (the "Indenture"), duly executed and delivered between the Company and State Street Bank and Trust Company, as Trustee (the "Trustee"), to which Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Securities.

     Upon the occurrence and continuation of a Special Event, the Company shall have the right at any time, within 90 days following the occurrence of a Special Event, at any time prior to or after ___________________ (the "Initial Optional Prepayment Date"), to prepay this Security in whole, but not in part, at the Special Event Prepayment Price. "Special Event Prepayment Price" shall mean, with respect to any prepayment of the Securities following a Special Event, an amount in cash equal to 100% of the principal amount to be prepaid plus any accrued and unpaid interest thereon, including Compounded Interest and Additional Interest, if any, to the date of such prepayment.

     In addition, the Company shall have the right to prepay this Security, in whole or in part, at any time on or after the Initial Optional Prepayment Date (an "Optional Prepayment"), at an optional prepayment price (the "Optional Prepayment Price") equal to 100% of the principal amount to be prepaid, plus accrued and unpaid interest thereon (including Additional Interest and Compounded Interest, if any) to the applicable date of prepayment.

     The Optional Prepayment Price or the Special Event Prepayment Price, as the case requires, shall be paid prior to 12:00 noon, New York time, on the date of such prepayment or at such earlier time as the Company determines, provided, that the Company shall deposit with the Trustee an amount sufficient to pay the applicable Prepayment Price by 10:00 a.m., New York time, on the date such Prepayment Price is to be paid. Any prepayment pursuant to this paragraph will be made upon not less than 30 days nor more than 60 days notice. If the Securities are only partially prepaid by the Company pursuant to an Optional Prepayment, the Securities will be prepaid by lot or by any other method utilized by the Trustee; provided that if, at the time of prepayment, the Securities are registered as a Global Security, the Depositary shall determine in accordance with its procedures the principal amount of such Securities held for the account of its participants to be prepaid.

     In the event of prepayment of this Security in part only, a new Security or Securities for the portion hereof not prepaid will be issued in the name of the holder hereof upon the cancellation hereof.

     Notwithstanding the foregoing, any prepayment of Securities by the Company shall be subject to the receipt by the Company of any required regulatory approval.

     In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Securities may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of a majority in aggregate principal amount of the Securities at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the holders of the Securities; provided, however, that no such supplemental indenture shall, without the consent of each holder of Securities then outstanding and affected thereby, (i) extend the Maturity Date of any Securities, or reduce the principal amount thereof, or reduce any amount payable on prepayment thereof, or reduce the rate or extend the time of payment of interest thereon (subject to Article XVI of the Indenture), or make the principal of, or interest or premium on, the Securities payable in any coin or currency other than U.S. dollars, or impair or affect the right of any holder of Securities to institute suit for the payment thereof, or (ii) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any such supplemental indenture. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Securities at the time outstanding, on behalf of all of the holders of the Securities, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any of the Securities or a default in respect of any covenant or provision which under the Indenture cannot be modified or amended without the consent of each holder of Securities then outstanding. Any such consent or waiver by the holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Security and of any Security issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Security at the time and place and at the rate and in the money herein prescribed or to convert the Securities as provided in the Indenture.

     The Company shall have the right, at any time and from time to time during the term of the Securities, to defer payments of interest by extending the interest payment period of such Securities for a period not exceeding 20 consecutive quarters, including the first such quarter during such extension period, and not to extend beyond the Maturity Date of the Securities (an "Extension Period"), at the end of which period the Company shall pay all interest then accrued and unpaid (together with interest thereon at the rate specified for the Securities to the extent that payment of such interest is enforceable under applicable law). Before the termination of any such Extension Period, the Company may further defer payments of interest by further extending such Extension Period, provided that such Extension Period, together with all such previous and further extensions within such Extension Period, shall not exceed 20 consecutive quarters, including the first quarter during such Extension Period, and shall not end on any date other than an Interest Payment Date or extend beyond the Maturity Date of the Securities. Upon the termination of any such Extension Period and the payment of all accrued and unpaid interest and any additional amounts then due, the Company may commence a new Extension Period, subject to the foregoing requirements.

     The Company has agreed that it will not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company's capital stock (which includes common and preferred stock) or (ii) make any payment of principal, interest or premium, if any, on or repay or repurchase or redeem any debt securities of the Company that rank pari passu with or junior in right of payment to the Securities or (iii) make any guarantee payments with respect to any guarantee by the Company of any securities or any Subsidiary of the Company (including Other Guarantees) if such guarantee ranks pari passu or junior in right of payment to the Securities (other than (a) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, Common Stock of the Company; (b) any declaration of a dividend in connection with the implementation of a stockholder's rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto; (c) payments under the Capital Securities Guarantee; (d) as a direct result of, and only to the extent required in order to avoid the issuance of fractional shares of capital stock following a reclassification of the Company's capital stock or the exchange or the conversion of one class or series of the Company's capital stock for another class or series of the Company's capital stock; (e) the purchase of fractional interests in shares of the Company's capital stock pursuant to the exchange or conversion of such capital stock or the security being exchanged or converted and (f) purchases of Common Stock related to the issuance of Common Stock or rights under any of the Company's benefit plans for its directors, officers or employees) if at such time (i) an Event of Default shall have occurred and be continuing (other than solely an Event of Default under Section 5.1(c) of the Indenture), (ii) there shall have occurred any event of which the Company has actual knowledge that (a) is, or with the giving of notice or the lapse of time, or both, would be, an Event of Default (other than solely an Event of Default under Section 5.1(c) of the Indenture) and (b) in respect of which the Company shall not have taken reasonable steps to cure, (iii) if such Securities are held by LFC Trust, the Company shall be in default with respect to its payment obligations under the Capital Securities Guarantee or (iv) the Company shall have given notice of its election of the exercise of its right to extend the interest payment period and any such extension shall be continuing.

     On the terms and subject to the conditions set forth in the Indenture, the holder of any security has the right, exercisable at any time on or before 5:00 p.m. (Eastern time) on the earlier of (i) the Business Day immediately preceding the date of repayment of such Security, whether at maturity or upon prepayment, and (ii) the Conversion Termination Date of the Securities, if any, to convert the principal amount thereof (or any portion thereof that is an integral multiple of $__) into fully paid and nonassessable shares of Common Stock of the Company at the Conversion Price prescribed in the Indenture. The number of shares issuable upon conversion of a Security is determined by dividing the principal amount of the Security converted by the Conversion Price in effect on the date of conversion. No fractional shares will be issued upon conversion but a cash adjustment will be made for any fractional interest. The outstanding principal amount of any Security shall be reduced by the portion of the principal amount thereof converted into shares of Common Stock. The conversion right and the Conversion Price are subject to adjustment as provided in the Indenture, to which reference is hereby made. Under certain circumstances specified in the Indenture, Securityholders converting Securities may be entitled to accrued and unpaid interest (including Compounded Interest and Additional Interest, if any, to the extent permitted by applicable law) on such Securities.

     The conversion rights of the holders of Securities are subject to termination at the option of the Company on and after ___________________, subject to and upon the satisfaction of certain conditions set forth in the Indenture.

     The Securities are issuable only in registered form without coupons. As provided in the Indenture and subject to the transfer restrictions limitations as may be contained herein and therein from time to time, this Security is transferable by the holder hereof on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company in ________________ accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Security registrar duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

     Prior to due presentment for registration of transfer of this Security, the Company, the Trustee, any authenticating agent, any paying agent, any transfer agent and the registrar may deem and treat the holder hereof as the owner hereof (whether or not this Security shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and (subject to the Indenture) interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any authenticating agent nor any paying agent nor any transfer agent nor any registrar shall be affected by any notice to the contrary.

     No recourse shall be had for the payment of the principal of or premium, if any, or interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

     All capitalized terms used in this Security that are defined in the Indenture but not defined herein shall have the meanings assigned to them in the Indenture.

     THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ___________ WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

                                  ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfer this Security certificate to:

________________________________________________________________________________

________________________________________________________________________________
        (Insert assignees social security or tax identification number)


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                   (INSERT ADDRESS AND ZIP CODE OF ASSIGNEE)

and irrevocably appoints

________________________________________________________________________________

________________________________________________________________________________

__________________________ agent to transfer this Security certificate on the books of the Company. The agent may substitute another to act for him or her.

Date: __________________

Signature: ______________________________ (SIGN EXACTLY AS YOUR NAME APPEARS ON THE OTHER SIDE OF THIS SECURITY)
Signature Guarantee(1): ___________________________________


_____________________

1 Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.

                              CONVERSION REQUEST

To:  LIFE Financial Corporation

     The undersigned owner of these Securities hereby irrevocably exercises the option to convert these Securities, or the portion below designated, into Common Stock of LIFE Financial Corporation (the "Common Stock") in accordance with the terms of the Indenture (the "Indenture"), dated as of __________ __, 1997, between the Company and State Street Bank and Trust Company, as Trustee. Pursuant to the aforementioned exercise of the options to convert these Capital Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Indenture) to convert such Securities on behalf of the undersigned, into Common Stock (at the conversion price specified in the Indenture).

     The undersigned also hereby directs the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date: _______________________


Principal Amount of Securities to be converted ($__ or integral multiples thereof):

If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of Common Stock are to be issued, along with the address or addresses of such person or persons.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(SIGN EXACTLY AS YOUR NAME APPEARS ON THE OTHER SIDE OF THIS SECURITY) (FOR CONVERSION ONLY)

Please Print or Type Name and Address,
Including Zip Code, and Social Security
or Other Identifying Number

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Signature Guarantee:* _____________________________



______________
* Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.